UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:
[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

RESONATE BLENDS, INC.
(Name of Registrant As Specified In Its Charter) Commission File Number:

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required

[X]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined by multiplying one-fiftieth of one percent by $331,032 (which is the estimated cash value of the 4,822,029 shares of Resonate Blends, Inc. to be cancelled as consideration for the proposed sale, based upon the average of the high and low prices reported on the OTCQB as of May 26, 2020

	(4)	Proposed maximum aggregate value of transaction: $331,032
	(5)	Total fee paid: $42.97

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RESONATE BLENDS, INC.

26565 Agoura Road, Suite 200

Calabasas, CA 91302

571-888-0009

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of RESONATE BLENDS, INC.:

This Information Statement is furnished to the stockholders of RESONATE BLENDS, INC., a Nevada corporation (the “Corporation”, “RESONATE BLENDS, INC.”, “we”, “our”, or “us”), in connection with our prior receipt of approval by a written consent, in lieu of a special meeting, of the holders of a majority of our outstanding shares of common stock and Series C Preferred Stock, which represents a majority of our voting power to: authorize:

1)	the sale of all of the shares and interests (the “Stock Sale’) of the Corporation’s wholly-owned subsidiary, TEXTMUNICATION, INC., a California corporation (“Resonate Sub”), to an investment group led by our former Chief Executive Officer and director, Wais Asefi (the “Asefi Group”), pursuant to a stock purchase agreement (the “Purchase Agreement”) which was executed as of May 22, 2020, as described in the accompanying materials (see attached Annex A); and
2)	Approval of an amendment to the Corporation’s Articles of Incorporation (the “Amendment”) to increase the total number of authorized shares of our Common Stock from one hundred million (100,000,000) shares to two hundred million (200,000,000) shares (see attached Annex C).

The Stock Sale and the Amendment are referred to as the “Corporate Actions.”

On May 22, 2020, the Corporation obtained the approval of the Corporate Actions by written consent of several stockholders that together are the record holders of 5,875,341 shares of the Corporation’s common stock, and 2,000,000 shares of Series C Preferred Stock, representing approximately 63% of the voting power of the Corporation as of May 22, 2020. The Corporate Actions cannot be effectuated until 20 days after the mailing of this Information Statement (the “Waiting Period”).

THE CORPORATION IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY. Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only holders of our common stock at the close of business on May 22, 2020 shall be given a copy of the Information Statement. The date on which this Information Statement will be sent to stockholders will be on or about June 8, 2020.

The accompanying Information Statement is for information purposes only. Please read it carefully.

The Information Statement serves as notice of the foregoing action pursuant to the Written Consent in accordance with Section 78.320 of the Nevada Revised Statutes. The close of business on May 22, 2020 is the record date (the “Record Date”) for the determination of the holders of our common stock entitled to receive the Information Statement. As of May 22, 2020, we had 100,000,000 shares of our common stock authorized and 23,950,843 shares of our common stock outstanding and entitled to vote. As of May 22, 2020, we had 2,000,000 shares of our Series C Preferred Stock designated and 2,000,000 shares of our Series C Preferred Stock outstanding and entitled to vote. The Series C Preferred Stock has the power to vote 51% of the total vote.

By Order of the Board of Directors

Very truly yours,

RESONATE BLENDS, INC.

By:	/s/ Geoff Selzer
Name:	Geoff Selzer
Title:	Chief Executive Officer

June _____, 2020

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AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Accordingly, approval of the Corporate Actions required the affirmative vote or written consent of a majority of the issued and outstanding shares of the Company’s Common Stock and Series C Preferred Stock.

As of May 22, 2020, the record date for the determination of stockholders entitled to notice of the approval of the Corporate Actions and to receive a copy of this Information Statement (the “Record Date”), we had 23,950,843 shares of Common Stock outstanding. Each holder of Common Stock is entitled to one vote per share of Common Stock held.

Also on the Record Date, we also had 2,000,000 shares of Series C Preferred Stock outstanding. Under the Amended Certificate of Designation, holders of our Series C Convertible Preferred Stock are entitled to vote on all shareholder matters with a vote equal to 51% of the total vote of all classes of voting stock of our company. The rights of the holders of Series C Convertible Preferred Stock are defined in the relevant Amended Certificate of Designation filed with the Nevada Secretary of State on May 16, 2019.

Our Board of Directors unanimously adopted resolutions approving the Corporate Actions, subject to stockholder approval, by unanimous written consent on May 22, 2020, we received the Written Consent from holders of our Common Stock representing 5,875,341 voting shares and from the holder of our Series C Preferred Stock representing 24,950,000 shares, or approximately 63% of our outstanding voting class, approving the Corporate Actions.

The following table sets forth the name of the holder of the Common Stock and Series C Preferred Stock, the number of shares of Common Stock and Series C Preferred Stock held by such holder, the total number of votes that such holder voted in favor of the Corporate Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Number of Common Stock held	Number of Series C Preferred Stock held	Number of Votes held by such Voting Stockholder	Number of Votes that Voted in Favor of the Amendment	Percentage of the Voting Equity that Voted in Favor of the Amendment
Wais Asefi	2,722,029	0	2,722,029	2,722,029	6%
Nick Miniello	1,500,000	0	1,500,000	1,500,000	3%
Juleon Asefi	500,000	0	500,000	500,000	1%
Curt Byers	100,000	0	100,000	100,000	.2%
Geoffrey Selzer	1,053,312	2,000,000	26,003,312	26,003,312	53%
Total	5,875,341	2,000,000	30,825,341	30,825,341	63%

Accordingly, we have obtained all necessary corporate approval in connection with the Corporate Actions. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by written consent and giving stockholders notice of the Corporate Actions as required by the Nevada Revised Statutes and the Exchange Act.

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QUESTIONS AND ANSWERS REGARDING THE STOCK SALE

Q: What are the material terms of the Purchase Agreement?

A: RESONATE BLENDS, INC. and the Asefi Group, including Wais Asefi, our former Chief Executive Officer and director, have entered into a Purchase Agreement, dated as of May 22, 2020, pursuant to which the Corporation has agreed to sell Resonate Sub to the Asefi Group. Resonate Sub operates SMS business activities in California. RESONATE BLENDS, INC. will retain its operations in cannabis based in Calabasas, California.

The consideration for the sale of Resonate Blends, Inc. Sub consists of 4,822,029 shares of common stock of RESONATE BLENDS, INC. that belong to Wais Asefi and other members of the Asefi Group, and which will be cancelled in the transaction. The 4,822,029 shares have a current market value of $337,542, based on our last sales price of $0.07 per share as of May 26, 2020.

The Purchase Agreement contains customary representations, warranties and covenants made by RESONATE BLENDS, INC. and the Asefi Group, including covenants relating to the conduct of their respective businesses between the date of signing of the Purchase Agreement and the closing (the “Closing”), and customary non-solicitation provisions. The transactions contemplated by the Purchase Agreement are also subject to customary conditions, including RESONATE BLENDS, INC.’ receipt of a Broker Opinion of Value through Pricing Analysis from an independent firm and the approval of RESONATE BLENDS, INC.’ stockholders.

The Purchase Agreement may be terminated by: (a) by mutual written consent of the parties; (b) by either party if the sale is not consummated within two months following execution, subject to certain limitations; (c) by either party if a governmental entity issues an order, decree or ruling or takes any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the sale, which order, decree, ruling or other action is final and non-appealable; (d) by either party if the requisite approval of RESONATE BLENDS, INC. stockholders is not obtained, subject to certain limitations; (e) by RESONATE BLENDS, INC., upon the Asefi Group’s breach of any representation, warranty, covenant or agreement, or if any representation or warranty of the Asefi Group becomes untrue, in either case such that the conditions set forth in the Purchase Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue, subject to cure provisions; (f) by the Asefi Group, upon RESONATE BLENDS, INC.’ breach of any representation, warranty, covenant or agreement, or if any representation or warranty of RESONATE BLENDS, INC. becomes untrue, in either case such that the conditions set forth in the Purchase Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue, subject to cure provisions; or (g) by RESONATE BLENDS, INC. if a material adverse effect with respect to the Asefi Group occurs after the date of execution, subject to cure provisions.

Q: Will RESONATE BLENDS, INC. have any potential liabilities in connection with the sale of Resonate Sub?

A: RESONATE BLENDS, INC. does not expect to have any potential liabilities in connection with the sale of Resonate Sub. At the Closing, all of the capital stock of Resonate Sub shall be transferred to the Asefi Group, which by operation of law shall include all assets and liabilities of Resonate Sub existing on such date. Notwithstanding the foregoing, the Purchase Agreement requires indemnification by RESONATE BLENDS, INC. and Wais Asefi and the Asefi Group for the breach of these representations and the covenants thereunder and certain other matters as provided in the Agreement, as well as a full and unconditional general release of Wais Asefi.

Q: Am I entitled to dissenters’ rights of appraisal?

A: No. The Nevada Revised Statutes do not provide for dissenters’ rights of appraisal in asset sales transactions unless a corporation’s certificate of incorporation expressly provides for those rights. Our Articles of Incorporation do not provide for appraisal rights under these circumstances.

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Q: What factors did our board of directors consider in approving the Stock Sale transaction?

A: In making its decision, our board of directors took into account, among other things: the overall business outlook of Resonate Sub’s business; the Coronavirus pandemic and the uncertainty around the reopening of health clubs and the overall financial impact to the health and fitness sector; the stated goal to develop RESONATE BLENDS, INC. into a pure play cannabis holding company; the current and future competitive environment for Resonate Sub’s business – especially in a commoditized mobile marketing sector; the uncertainty in the public market to raise the necessary capital to further develop RESONATE BLENDS, INC.’S business and fulfill its business plan with Resonate Sub’s business remaining in the holding company and the pricing analysis of TransWorld Business Advisors, which we had engaged as our consultant to prepare the Broker Opinion of Value.

We are convinced the Stock Sale was fair to us from a financial point of view. Further, in light of the technological and operational complexity of the software platform owned by Resonate Sub, in the absence of Wais Asefi’s full time dedication to its operation, the software platform itself has limited value.

Q: What corporate approvals were required for the Stock Sale?

A: To approve the Stock Sale, the affirmative vote of a majority of directors and the affirmative vote of holders of stock entitling them to exercise at least a majority of the voting power of our securities is required. Consents in favor of the Stock Sale have already been received from our directors and stockholders holding a majority of the voting power of the Corporation.

Q: Who will bear the cost of this Information Statement?

A: RESONATE BLENDS, INC. shall bear the entire cost of this Information Statement, including mailing the Definitive Information Statement to our stockholders.

Q: What do I need to do now?

A: We urge you to read this Information Statement carefully and to consider how the sale by RESONATE BLENDS, INC. of all of the shares of Resonate Sub will affect your investment.

Q: Who can help answer my questions?

A: If you would like additional copies, without charge, of this Information Statement or if you have questions about the Stock Sale, you should contact: Geoff Selzer, Chief Executive Officer of RESONATE BLENDS, INC., 26565 Agoura Road, Suite 200, Calabasas, California 91302, telephone 571-888-0009.

Q:	Will the Stock Sale be a taxable transaction to me?

A:	Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Stock Sale. See “APPROVAL OF THE STOCK SALE-Material Federal Income Tax Consequences” beginning on page 11.

Q:	When is the Stock Sale expected to be completed?

A:	Pursuant to the terms of the Purchase Agreement, the Stock Sale will be completed on the 20th day after the date of the mailing of the Information Statement.

Q:	Are there any risks related to the Stock Sale?

A:	Yes. You should carefully read the section entitled “ APPROVAL OF THE STOCK SALE- Risk Factors Related to the Stock Sale” beginning on page 14.

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APPROVAL OF THE STOCK SALE

This section of the Information Statement describes the material provisions of the Purchase Agreement but does not purport to describe all the provisions of the Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is included as Annex A to this Information Statement and is incorporated into this Information Statement by reference. We urge you to read the full text of the Purchase Agreement because it is the legal document that governs the Stock Sale. The Purchase Agreement has been included to provide you with information regarding its terms. It is not intended to provide you with any other factual information about us. Such information can be found elsewhere in this Information Statement and in the other public filings we make with the SEC, which are available without charge at www.sec.gov.

Purpose: Our board of directors have unanimously adopted and holders of a majority of our outstanding shares of common stock and Series C Preferred Stock have approved a resolution to authorize the board of directors to consummate the sale of Resonate Sub as provided by the Purchase Agreement.

General Background of Resonate Sub

We were formed in October 1984 in the State of Georgia as “Brock Control Systems.” Founded by Richard T. Brock, we were in the sales automation market and an early developer of enterprise customer management systems. We went public at the end of March of 1993. In February of 1996, we changed our name to Brock International Inc., and in March of 1998, we again changed our name to Firstwave Technologies, Inc.

In 2007, we deregistered our common stock in order to avoid the expenses of being a public company. The company reported briefly on the OTC Disclosure & News Service in 2008 but not for long. We again changed our name to FSTWV, Inc.

On October 28, 2013, we held a shareholder meeting to reincorporate our company in the State of Nevada and concurrently change our name to Textmunication Holdings, Inc. We also voted to approve a 1 for 5 reverse split of our outstanding common stock.

Following our shareholder meeting, on November 16, 2013, we entered into a Share Exchange Agreement (SEA) with Textmunication, Inc. a California corporation and Wais Asefi (its sole shareholder), whereby we issued 65,640,207 new shares of common stock in exchange for 100% of the issued and outstanding shares of Textmunication, Inc. and simultaneously the major shareholder of the company retired 1,128,041 post reverse shares (pre-split: 5,640,207) of our common stock to the company’s treasury. As a result of the SEA, we acquired Textmunication, Inc. and have assumed its business operations.

Textmunication, Inc., or Resonate Sub, was incorporated on May 13, 2010 under the laws of California.

Description of Resonate Sub’s Business

Resonate Sub is a developing player in the mobile marketing and loyalty industry, providing cutting-edge mobile marketing solutions, rewards and loyalty to our clients. With a powerful yet intuitive suite of services, clients are able to reach more customers faster and reward them for repeat business. We help clients reach their marketing and revenue goals by educating clients with the most effective tools in mobile marketing, rewards, paperless redemption and loyalty.

In the past 4 years, we have grown to over 765 clients and more than 950 different locations in the United States and Canada. We have achieved this with an expanded focus on a variety of industries, including restaurants, retailers, entertainment venues and other partnership opportunities. We have decided to focus our energy on the gym, health and fitness club market. However, we are also working with Quick Service Restaurants (QSR), Beauty/Tanning salons, hospitality, entertainment, digital marketing and sporting events.

Our software platform provides a powerful nonintrusive and valued-added engagement tool capable of delivering more than one billion SMS per month. CIO Review Magazine recognized Textmunication as one of the “Top 20 Most Promising Digital Marketing Solution Providers” in its annual 2018 edition. We offer cutting-edge technology with solutions such as Rich Communication Services (RCS).

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We have built an advanced “Communication Platform as a Service” (CPaaS) backbone enabling developers to add real-time communication features in their own applications without needing to build backend infrastructure and interfaces. We are working to develop “Messaging as a Platform” (MaaP). A MaaP platform combines advanced messaging with standardized interfaces to plugins creating a richer experience for consumers, such as RCS. Textmunication expanded its White Label program allowing companies of all sizes to implement an “out-of-the-box” solution “Powered by Textmunication”. In addition to White Label, the company offers standalone Application Programming Interfaces or APIs, integrated API solutions and non-integrated services.

We can produce a new API in 2-4 weeks for each new client. We now have 7 of the top 8 Health Club Management Software (CMS) companies using our integrated SMS fitness solution. There is no other automated health and fitness solution offering a completed end-to-end solution similar to ours. We now have access to more than 25,000 health clubs in North America and will focus on converting new clubs to our solution in the next 12 months.

We have incurred several legal bills assisting our Club Management Software (CMS) partners and health clubs with Telephone Consumer Protection Act (“TCPA”) lawsuits. There is ambiguity to the current TCPA law and each state also has different provisions making the law difficult to navigate. While we feel our solution protects our CMS partners and health club clients against TCPA claims, we have had to support our partners with legal costs. We recently lost 43 clubs under one brand due to lawsuits against the health club and legal threats to others. The recent Coronavirus closures of health clubs across the United States has also put a significant financial strain on the texting business. Due to the uncertainty of when health clubs will reopen, our business has been significantly impacted.

During the years ended December 31, 2019 and 2018, Resonate Sub generated net revenues of $1,050,161 and $1,066,408, respectively. However, due to the significant expenses associated with being a public company, we have been unable to generate sufficient revenue to cover our expenses and have relied upon outside financing to support our business. For the years ended December 31, 2019 and 2018, we incurred a net loss of $3,669,728 and $339,753, respectively. Although, we do believe that the Resonate Sub presents opportunities, we do not believe that our current resources and infrastructure can support and successfully profit from such operations.

To date, our primary sources of cash have been funds raised primarily from the sale of convertible notes and our equity securities as well as revenue derived from operations.

We incurred an accumulated deficit of $19,159,721 through December 31, 2019 and incurred negative cash flow from operations of $809,386 for the year ended December 31, 2019. We have spent, and need to continue to spend, substantial amounts in connection with implementing our business strategy, including our planned product development effort and will be required to raise additional funding.

We will need to generate additional revenue from operations and/or obtain additional financing to pursue our current business strategy, repay our outstanding note obligations and take advantage of business opportunities that may arise. There can be no assurance that we will be able to complete any such transactions on acceptable terms or otherwise and may have to significantly curtail our operations.

At December 31, 2019, we had cash of $53,139 and a negative working capital of $612,228, including a derivative liability of $262,712. After eliminating the derivative liability our working capital deficit is $349,516.

Information Regarding the Purchaser of Resonate Sub, Wais Asefi and the Asefi Group

The Asefi Group includes the following persons, all of whom are shareholders of RESONATE BLENDS, INC. that will be cancelling their respective shares in the Asset Sale.

Wais Asefi: 2,722,029 shares of common stock

Nick Miniello: 1,500,000 shares of common stock

Juleon Asefi: 500,000 shares of common stock

Curt Byers: 100,000 shares of common stock

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Material Terms of Purchase Agreement

RESONATE BLENDS, INC. and the Asefi Group have entered into an Agreement, dated as of May 22, 2020, pursuant to which we have agreed to sell Resonate Sub to the Asefi Group. RESONATE BLENDS, INC. will retain its cannabis. operations based in Calabasas, California.

The consideration for the sale of Resonate Sub consists of 4,822,029 shares of common stock in RESONATE BLENDS, INC. held by Wais Asefi and the other members of the Asefi Group, which shares will be cancelled and returned to treasury. The 4,822,029 shares have a current market value of $337,542, based on our last sales price of $0.07 per share as of May 26, 2020.

The Purchase Agreement contains customary representations, warranties and covenants made by RESONATE BLENDS, INC. and the Asefi Group, including covenants relating to the conduct of their respective businesses between the date of signing of the Purchase Agreement and the closing (the “Closing”), and customary non-solicitation provisions. The transactions contemplated by the Purchase Agreement are also subject to customary conditions, including RESONATE BLENDS, INC.’ receipt of a Broker Opinion of Value from an independent consulting firm and the approval of RESONATE BLENDS, INC.’ stockholders.

The Purchase Agreement may be terminated by: (a) by mutual written consent of the parties; (b) by either party if the sale is not consummated within two months following execution, subject to certain limitations; (c) by either party if a governmental entity issues an order, decree or ruling or takes any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the sale, which order, decree, ruling or other action is final and non-appealable; (d) by either party if the requisite approval of RESONATE BLENDS, INC. stockholders is not obtained, subject to certain limitations; (e) by RESONATE BLENDS, INC., upon the Asefi Group’s breach of any representation, warranty, covenant or agreement, or if any representation or warranty of the Asefi Group becomes untrue, in either case such that the conditions set forth in the Purchase Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue, subject to cure provisions; (f) by the Asefi Group, upon RESONATE BLENDS, INC.’ breach of any representation, warranty, covenant or agreement, or if any representation or warranty of RESONATE BLENDS, INC. becomes untrue, in either case such that the conditions set forth in the Purchase Agreement would not be satisfied as of the time of such breach or as of the time such representation or warranty becomes untrue, subject to cure provisions; or (g) by RESONATE BLENDS, INC. if a material adverse effect with respect to the Asefi Group occurs after the date of execution, subject to cure provisions.

Background of and Reasons for the Sale of the Resonate Sub’s Shares

On October 25, 2019, we entered into a Membership Interest Purchase Agreement (the “Resonate Purchase Agreement”) with Resonate Blends, LLC, a California limited liability company (“Resonate”), and the members of Resonate. As a result of the transaction, Resonate became a wholly owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 5% of the Company’s outstanding shares of common stock for a total of 665,072 shares were issued to the holders of Resonate in exchange for their membership interests of Resonate. These shares have anti-dilution protection. We have also agreed as part of the purchase price to issue: (ii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon an annualized revenue run rate of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period; and (iii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon the occurrence of the Company’s public market value reaching One Hundred Million US Dollars ($100,000,000). The shares in (ii) and (iii) shall have anti-dilution protections, except that this provision only applies for 2.5% of the outstanding shares acquired under each subsection.

The Resonate Purchase Agreement includes a funding obligation, which requires the Company to provide an aggregate amount of capital as follows: (i) Five Hundred Thousand Dollars ($500,000) on the Closing Date of, (ii) Five Hundred Thousand ($500,000) four (4) months after Closing, and (iii) Five Hundred Thousand Dollars ($500,000) eight (8) months after Closing.

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At the time of closing, the Company invested $200,000 and short of what was required at Closing. The Resonate Purchase Agreement states that the Company will raise an additional $700,000 at terms no less favorable than the funds raised for the $200,000, referred to above, and provide Resonate the additional $300,000 no later than December 1, 2019, which will be used to pay off the holders of Series D Preferred Stock prior to its conversion option on December 11, 2019. As previously disclosed, on June 11, 2019, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of up to 40,000 shares of our Series D Convertible Preferred Stock (the “Preferred Shares”) and related warrants for gross proceeds to the Company of $200,000. On December 9, 2019, we exercised our right to redeem the Preferred Shares by paying the Purchasers $260,000 or 130% of the amount paid for the Preferred Shares, as called for under the Securities Purchase Agreement.

Also, on October 25, 2019, the Company entered into a Membership Interest Purchase Agreement (the “Entourage Labs Purchase Agreement”) with Entourage Labs, LLC, a California limited liability company (“Entourage Labs”), and the members of Entourage Labs. As a result of the transaction, Entourage Labs became a wholly owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 5% of the Company’s outstanding shares of common stock for a total of 665,072 shares were issued to the holders of Entourage Labs in exchange for their membership interests of Entourage Labs. These shares have anti-dilution protection. We have also agreed as part of the purchase price to issue: (ii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon an annualized revenue run rate of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period; and (iii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon the occurrence of the Company’s public market value reaching One Hundred Million US Dollars ($100,000,000). The shares in (ii) and (iii) shall have anti-dilution protections, except that this provision only applies for 2.5% of the outstanding shares acquired under each subsection.

The Resonate Purchase Agreement and the Entourage Labs Purchase Agreements are herein referred to herein as the Purchase Agreements.

Resonate and its Intellectual Property (IP) subsidiary, Entourage Labs, is a California-based cannabis wellness lifestyle product company built on a proprietary system of experiential targets. Resonate is building a brand-focused and vertically integrated cannabis organization offering trusted brands of consistent quality. At the heart of the Resonate philosophy is the “Resonate System.” The System is designed to demystify cannabis and help consumers select effective products by connecting their lifestyle and health needs with the experience and delivery method that best fits their criteria.

Resonate plans to launch its first product in a series of infused products in early 2020. The initial launch is expected to be in California with a statewide distribution system already assembled. Resonate will be executing a multi-state strategy with the goal of becoming a leading national brand once the California market is optimized. The Company plans to strategically acquire assets and existing businesses in the cannabis space allowing for a vertically integrated organization centered around the “wellness lifestyle,” and offer to consumers a family of trusted products that address the fast-growing cannabis market.

The holding company is assembling the highest quality cultivation, innovation, technology, product development, retail and supply chain resources to manage and optimize financial performance and assure quality control. Resonate is offering a luxury cannabis-based wellness lifestyle product family based on consistent quality, unique formulations and maximizing the user experience.

In addition, the Company entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”) with Mark S. Johnson and the Company’s 49% owned subsidiary, Aspire Consulting Group, LLC, a Virginia limited liability company. Pursuant to the Conveyance Agreement, the Company transferred all assets and business operations associated with its IT consulting solutions, including all of the capital stock of Aspire Consulting, to Mr. Johnson. In exchange, Mr. Johnson agreed to cancel 20,000 shares of common stock in the Company and to assume and cancel all liabilities relating to the Company’s former business.

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Finally, the Company entered into Employment Agreements with the following persons: (i) Geoff Selzer as Chief Executive Officer (CEO) of the Company with an annual salary of $180,000; and (ii) Pam Kerwin as Chief Operating Officer (COO) of the Company with an annual salary of $120,000. Both are eligible for salary increases upon milestone achievements and other benefits. The Employment Agreement for the CEO has a term of 2 years and can’t be terminated without cause. Severance of six (6) weeks is available for termination of the COO without cause before one-year of service and eight (8) weeks after one-year of service.

As a result of the Purchase Agreements and Conveyance Agreement, the Company intends to carry on the business of Resonate and Entourage Labs as its primary line of business. The Company has relocated its principal executive offices to 26565 Agoura Road, Suite 200, Calabasas, CA 91302.

In line with that decision to make a pure cannabis move, the Purchase Agreements state that if the Resonate Sub does not fit into that strategy, the board of directors of the Company will divest the Resonate Sub in a method that maximizes shareholder value.

On February 19, 2020, the board of directors of RESONATE BLENDS, INC. retained TransWorld Business Advisors to commission a Broker Opinion of Value concerning the proposed Stock Sale.

On May 22, 2020, the board of directors, after receiving the Broker Opinion of Value, approved the sale of the Resonate Sub for 4,822,029 shares of common stock of RESONATE BLENDS, INC. held by Wais Asefi and the Asefi Group, which will be cancelled and returned to treasury. The 4,822,029 shares have a current market value of $337,542, based on our last sales price of $0.07 per share as of May 26, 2020.

On May 22, 2020, the board of directors of RESONATE BLENDS, INC. approved the terms of the Stock Sale and authorized the execution and delivery of the Purchase Agreement with the Asefi Group.

As of May 22, 2020, RESONATE BLENDS, INC. entered into the Purchase Agreement with the Asefi Group to sell to the Asefi Group the Resonate Sub. The Purchase Agreement provides that the Stock Sale is subject to customary conditions, including RESONATE BLENDS, INC.’S receipt of a Broker Opinion of Value from an independent consulting firm and the approval of the Corporation’s stockholders. Upon consummation of the Stock Sale, RESONATE BLENDS, INC. will no longer have any business operations in the SMS business but will retain its cannabis operations based in Calabasas, California.

The board of directors has carefully considered the Stock Sale. The board believes that the price offered by the Asefi Group is the best reasonably available price for the assets to be sold. In making its decision, our board of directors took into account, among other things:

●	the business outlook of Resonate Sub’s business;

●	the limited value of the software platform owned by Resonate Sub, given its technological and operational complexity;

●	the fact that Mr. Asefi contributions in the business of Textmunication, Inc. is vital to the business success of Textmunication, Inc.

●	RESONATE BLENDS, INC.’S inability of raising sufficient capital from the public market; the current and future competitive environment for Resonate Sub’s business;

●	the determination by the board of directors, after evaluating various strategic alternatives and conducting an extensive review of our financial condition, results of operations and business prospects, that attempting to raise additional capital, continuing to operate as a going concern was not reasonably likely to create greater value for our stockholders as compared to the value obtained for our stockholders pursuant to the Stock Sale;

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●	the board of directors’ belief that as a result of the extent of negotiations with Wais Asefi and the Asefi Group, we obtained the highest consideration that the Asefi Group was willing to pay or that we were likely to obtain from any other potential purchase;

●	the Stock Sale was subject to the approval of our stockholders;

●

the pricing analysis of TransWorld Business Advisors, which we had engaged as our consultant and the opinion of TransWorld Business Advisors that as of the date of such opinion, as more fully described below under the section titled “Pricing Analysis”.

In the course of its deliberations, our board of directors also considered a variety of risks and other countervailing factors, including:

●	obtaining approval of the Stock Sale from a majority of the stockholders;

●	the risks and costs to us if the Stock Sale is not consummated, including the potential liquidation of our company;

●	the fact that our stockholders will not participate in potential future growth and earnings, if any, of the Resonate Sub; and

Pricing Analysis

The Purchase Agreement provides that the Stock Sale is subject to RESONATE BLENDS, INC. receiving a final Broker Opinion of Value through Pricing Analysis from an independent consulting firm.

Pursuant to an engagement letter dated February 19, 2020, we retained TransWorld Business Advisors (“TransWorld.”) to serve as our consultant in connection with the Stock sale and to render an opinion of value based on available market data to the board of directors in order to assist the board in arriving at arriving at its own conclusion of the consideration to be paid by the Asefi Group in the Stock Sale. TransWorld is not a certified business appraiser and the Broker Opinion of Value is not a certified business appraisal or a fairness opinion. The information was provided as a Broker’s Opinion of Value based on available market data.

The full text of TransWorld’s Broker Opinion of Value is attached as Annex B to this Information Statement and is incorporated into this Information Statement by reference. The description of TransWorld’s opinion set forth in this Information Statement is qualified in its entirety by reference to the full text of TransWorld’s opinion. Holders of RESONATE BLENDS, INC. common stock are encouraged to read TransWorld’s opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of work undertaken by TransWorld in connection with its opinion. TransWorld’s opinion was addressed to the RESONATE BLENDS, INC. board of directors, was only one of many factors considered by the RESONATE BLENDS, INC. board of directors in their evaluation of the Stock Sale and only presents a range of asking prices based on financial data we provided and market research performed on comparable businesses (comps) from an identical or similar type of industry.

The pricing analysis explains that most sales prices are calculated based on a median of the relevant multiples in an industry. The two most important barometers in calculating a broker’s opinion of value are the ratio of the sales price to adjusted net profit (called Seller Discretionary Earnings or “SDE”) and the ratio of the sales price to revenue. The ratio of sold price to SDE is also known as the “multiple” typically used by many buyers as a “rule of thumb.” In its analysis, TransWorld gave a weighting factor of 35% to revenue and 65% to SDE.

TransWorld used three general resources to generate a range of a most probable selling price: (1) Business Reference Guide (a compilation of over 15 years of collected data from all industries) (2) businesses for sale, and (3) sold businesses.

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Because the Resonate Sub showed a negative cash flow for the years considered, which made it difficult to calculate an opinion based on conventional methods, TransWorld further analyzed two additional pieces of information; (1) the 2020 proformas in a way that would show a positive cash flow moving forward through reorganizations and cutting unnecessary expenses, and (2) all expenses relative to developing the company’s intellectual property.

Using the “Businesses for Sale” multiples, a valuation in the range of $600,000 to $700,000 was calculated with an average of $653,000. Note that in using the prior years’ data, TransWorld set the SDE to zero (since it was negative); hence, the valuation was calculated based on 35% of the gross revenue. Using the 2020 forecast, both an adjusted net profit (SDE) and revenue were used to calculate valuation of $691,000.

Using the “Sold Businesses” multiples, one notices that the buyers placed more emphasis on the cash flow of the business (SDE) and less emphasis on the revenue multiple. Hence, using the same method as described in the previous paragraph, the valuations calculated were between $250,000 and $290,000 based on the sold businesses’ multiples. Using the “sold businesses” multiples on the 2020 forecast resulted in a most probable selling price of $358,000 which is much lower than the $691,000 calculated using the “current” market multiples.

This noticeable difference between the “current” market and the “sold” businesses is attributed to the fact that buyers have placed a great emphasis on businesses with positive cash flow.

An independent method - the “replacement cost” - was calculated at $252,000 based on the information that we provided to TransWorld. Averaging the “current” and the “sold” calculated prices resulted in an average price of $374,000. TransWorld deployed the last two methods mentioned since not only the Resonate Sub’s revenue has been declining but also the adjusted net profit has been negative for the last few years; hence, creating a wide gap between the two common methods in providing a broker opinion of value. TransWorld has aimed to create a conversion among various methods explained.

Value from a buyer’s perspective is the economical and intangible benefits that a business provides. Any price within the overall range provided ($252,000 - $$691,000) would work if the buyer and the seller agree. However, it appears that due to the special circumstances of Resonate Sub, an objective fair market value may be between $252,000 (replacement cost) and $374,000 (average of “current” and sold” prices) based on the analysis explained.

TransWorld’s opinion does not address the relative merits of the Stock Sale as compared to other business strategies or transactions that might be available to RESONATE BLENDS, INC. or the underlying business decision of RESONATE BLENDS, INC. to proceed with the Stock Sale and is not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should act with respect to the Stock Sale or related transactions. TransWorld’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to TransWorld as of March 20, 2020, the date of its opinion. TransWorld assumes no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion.

RESONATE BLENDS, INC.’ board of directors selected TransWorld because it has substantial experience in transactions similar to the Stock Sale. Pursuant to a letter agreement, dated February 19, 2020, RESONATE BLENDS, INC. engaged TransWorld to act as its consultant solely in connection with the delivery of a pricing analysis with respect to the Stock Sale. Pursuant to the terms of the engagement letter, RESONATE BLENDS, INC. agreed to pay TransWorld a customary fixed fee of $3,500 for the opinion which is not contingent upon consummation of the Stock Sale. In addition, RESONATE BLENDS, INC. has agreed to reimburse TransWorld for certain of its expenses.

Aside from the engagement on March 20, 2020, described above, we have had no material relationship with TransWorld for the past two years.

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Company Determination of Price in the Stock Sale

The Stock Sale consideration was determined through negotiations between RESONATE BLENDS, INC. and Wais Asefi on behalf of the Asefi Group and was approved by the RESONATE BLENDS, INC.’S board of directors. TransWorld did not participate in the determination of the terms of the Stock Sale and did not recommend any specific amount of consideration to RESONATE BLENDS, INC. or RESONATE BLENDS, INC.’S board of directors or that any specific amount of consideration constituted the only appropriate consideration or fairness for the Stock Sale. TransWorld’s opinion did provide a range of acceptable prices in connection with the Stock Sale, and RESONATE BLENDS, INC.’S board of directors did consider the opinion in making its determination to proceed with the Stock Sale. That acceptable range of prices provided by TransWorld was between $252,000 and $374,000 based on the analysis explained. The 4,822,029 shares have a current market value of $337,542, based on our last sales price of $0.07 per share as of May 26, 2020.

As described above, TransWorld’s opinion to RESONATE BLENDS, INC. was one of many factors taken into consideration by the RESONATE BLENDS, INC.’S board of directors in making their determination to approve the Purchase Agreement.

We announced our intention to build a pure play cannabis holding company when we completed the merger with Resonate Blends LLC and Entourage Labs LLC on October 25, 2019. The Textmunication mobile marketing business does not fit with our overall strategic vision.

Our designs are to raise capital for the cannabis operations and not the texting business. We need clarity on raising capital for building value-added cannabis brands – and not supporting our texting operation. We have made it clear through our SEC filings and Press Releases that our main focus is to become a cannabis product leader through strong leadership, product innovation and mergers and acquisitions in the cannabis sector. Textmunication, Inc. doesn’t fit in our business model to accomplish such goals.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences to: (i) RESONATE BLENDS, INC. as a result of the sale of the shares of Resonate Sub to Wais Asefi pursuant to the Agreement; and (ii) the holders of RESONATE BLENDS, INC.’ Common Stock who are United States holders (as hereafter defined) as a result of such sale. For these purposes, a “United States holder” is a stockholder that is: (a) a citizen or resident of the United States; (b) a domestic corporation; (c) an estate whose income is subject to United States federal income tax regardless of its source; or (d) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust, or if the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Information Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described in this Information Statement will remain unchanged at the time of such distributions.

This discussion is for general information only and may not address all tax considerations that may be significant to a holder of our common stock. It does not address all U.S. federal income tax consequences or any state, local or foreign tax consequences of RESONATE BLENDS, INC.’ sale of the shares of Resonate Sub to Wais Asefi. Stockholders subject to special treatment under certain federal income tax laws, including dealers in securities or foreign currency, tax-exempt entities, non-U.S. stockholders, banks, thrifts, insurance companies, mutual funds, persons that hold shares of our stock as part of a “straddle,” a “hedge,” a “constructive sale transaction or a “conversion transaction”, “persons that have” “functional currency” other than the U.S. dollar, investors in pass-through entities, stockholders subject to the alternative minimum tax, and persons who acquired their shares of our stock upon exercise of stock options or in other compensatory transactions may be subject to special rules not discussed below. This discussion also does not address the U.S. federal income tax consequences to stockholders who do not hold their shares of our stock as a capital asset. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences.

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This discussion has no binding effect on the Internal Revenue Service or the courts and assumes that the sale of assets will be consummated in accordance with the Stock Sale Agreement. No ruling has been requested from the Internal Revenue Service, nor will we seek an opinion of counsel, with respect to the anticipated tax consequences of the sale of assets and the distribution, if any, of the net cash proceeds to the stockholders. If any of the anticipated tax consequences described herein prove to be incorrect, the result could be an increased tax liability at the corporate and/or stockholder level, thus reducing the benefits to us and our stockholders from the sale of assets.

Tax Consequences to our Stockholders

RESONATE BLENDS, INC. does not intent to distribute any cash or property to its stockholders in connection with the Agreement between RESONATE BLENDS, INC. and Wais Asefi. However, if there were any distribution, which are not anticipated, any amounts received by a stockholder as a result of one or more distributions from RESONATE BLENDS, INC. would be taxed as a dividend to the extent of the stockholder’s ratable share of RESONATE BLENDS, INC.’ current and accumulated earnings and profits determined on a consolidated basis.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE TO ANY STOCKHOLDER. EACH STOCKHOLDER IS URGED TO CONSULT A TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE SALE OF THE RESONATE SUB SHARES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS AND CHANGES IN APPLICABLE TAX LAWS.

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DISSENTERS’ RIGHT OF APPRAISAL

Under the NRS, the Corporation’s stockholders are not entitled to dissenters’ rights with respect to the Corporate Actions, and the Corporation will not independently provide the Corporation’s stockholders with dissenters’ rights.

INTEREST OF THE CORPORATION AND THE PRESIDENT, SECRETARY AND DIRECTOR IN THE STOCK SALE

None of our directors or officers or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters approved by the Majority Stockholders as described in this Information Statement other than Wais Asefi, who is an affiliate by virtue of his ownership of stock in our company, and is a member of the Asefi Group.

REQUIRED VOTE

Under the NRS, the adoption of the Purchase Agreement requires the affirmative vote of holders of a majority of the shares of our voting stock outstanding on the record date and entitled to vote thereon.

EFFECTS ON THE CORPORATION IF THE STOCK SALE IS NOT COMPLETED

If the Stock Sale is not completed, our board of directors, in discharging its fiduciary obligations to our stockholders, will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our stockholders as the Stock Sale.

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RISK FACTORS RELATED TO THE STOCK SALE

In addition to the other information contained in this Information statement, you should carefully consider the following risk factors when deciding whether to vote to approve the Stock Sale Proposal. You should also consider the information in our other reports on file with the SEC. See “Where You Can Find More Information.”

There can be no guarantee that the Stock Sale will be completed and, if not completed, it may materially and adversely affect our business, financial condition and results of operations.

The consummation of the Stock Sale is subject to certain closing conditions. No assurance can be given whether such conditions will be obtained. If the Stock Sale is not consummated, we may be subject to a number of risks, including the following:

●	we may not be able to identify an alternate transaction, or if an alternate transaction is identified, such alternate transaction may not result in an equivalent price to what is proposed in the Stock Sale;

●	the trading price of our common stock may decline to the extent that the then current market price reflects a market assumption that the Stock Sale will be consummated; and

●	our relationships with our customers, suppliers and employees may be damaged beyond repair and the value of our assets will likely significantly decline.

The occurrence of any of these events individually or in combination will likely materially and adversely affect our business, financial condition and results of operations, cause the market value of our common stock to significantly decline or become worthless and force us to file for bankruptcy protection, liquidate and/or windup our operations. If we were to liquidate, it is unlikely that common stockholders or junior preferred stockholders will receive any liquidation distributions.

Even if the Stock Sale is consummated, we cannot assure you that the remaining U.S. business or any new business that we may acquire will be successful.

We intend to engage in the cannabis industry in the United States as well as to seek new business opportunities in new lines of business if the Stock Sale is consummated. There is a risk that we will be unsuccessful in expanding the current U.S. operations and that we will be unable to find a suitable acquisition candidate or successfully operate any new line of business or be able to successfully integrate it with our current management and structure. Our estimates of capital, personnel and equipment required to expand our current business or for our new line of business are based on the experience of management and businesses they are familiar with. We are subject to the risks such as our ability to implement our business plan, market acceptance of our proposed business and services, under-capitalization, cash shortages, limitations with respect to personnel, financing and other resources, competition from better funded and experienced companies, and uncertainty of our ability to generate revenues. There is no assurance that our activities will be successful or will result in any revenues or profit, and the likelihood of our success must be considered in light of the stage of our development. Even if we generate additional revenue, there can be no assurance that we will be profitable. We have insufficient results for investors to use to identify historical trends or even to make quarter to quarter comparisons of our operating results. You should consider our prospects in light of the risk, expenses and difficulties we will encounter as an early stage company. Our revenue and income potential are unproven and our business model is continually evolving. We are subject to the risks inherent to the operation of a new business enterprise, and cannot assure you that we will be able to successfully address these risks.

Our future plans and operations may require that we raise additional capital.

As of December 31, 2019, we had cash of $53,139. We do not know that the remaining cash will be sufficient to allow us to implement our anticipated plan of operations or meet our future anticipated cash flow requirements. If we require additional capital, it may not be available on terms that are favorable to us, if at all.

The tax treatment of the Stock Sale or any liquidating distributions may vary from stockholder to stockholder, and the discussions in this Information Statement regarding such tax treatment are general in nature.

You should consult your own tax advisor instead of relying on the discussions of tax treatment in this Information Statement for tax advice.

We have not requested a ruling from the IRS with respect to the anticipated tax consequences of the Stock Sale, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of the Stock Sale. If any of the anticipated tax consequences described in this Information Statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to our stockholders and us from the liquidation and distributions. Tax considerations applicable to particular stockholders may vary with and be contingent upon the stockholder’s individual circumstances.

We may be subject to securities litigation, which is expensive and could divert our attention.

We may be subject to securities class action litigation in connection with the Stock Sale. Securities litigation against us could result in substantial costs and divert our management’s attention from closing the Stock Sale, which could harm our business and increase our expenses.

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FINANCIAL INFORMATION

Audited Consolidated Financial Statements for Resonate Blends, Inc.

Unaudited Financial Statements for Textmunication Inc. (“Resonate Sub”)

Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of December 31, 2019	44
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2019	45

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of Resonate Blends, Inc. (formerly Textmunication Holdings, Inc.)

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Resonate Blends, Inc. (formerly Textmunication Holdings, Inc.) (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to fraud or error. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

As discussed in Note 1 to the consolidated financial statements, the Company’s continuing operating losses and accumulated deficit raise substantial doubt about its ability to continue as a going concern for one year from the issuance of these financial statements. Management’s plans are also described in Note 1. The consolidated financial statements do not include adjustments that might result from the outcome of this uncertainty.

/s/ Boyle CPA, LLC

We have served as the Company’s auditor since 2018

Bayville, NJ

May 13, 2020

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RESONATE BLENDS, INC.

(FORMERLY TEXTMUNICATION HOLDINGS, INC.)

CONSOLIDATED BALANCE SHEETS

	December 31, 2019	December 31, 2018
ASSETS
Current assets
Cash and cash equivalents	$53,139	$68,513
Receivables	52,603	14,516
Total current assets	105,742	83,029
Investment in equity method investee	25,000	450,683
TOTAL ASSETS	130,742	533,712

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	175,243	225,430
Due to related parties	11,650	11,750
Convertible notes payable, net of discount	161,404	20,000
Derivative liability	262,712
Settlement liability	106,961	360,756
Total current liabilities	717,970	617,936
Convertible notes payable, net of discount - Long term
Total liabilities	717,970	617,936
Stockholders’ deficit
Series A - Preferred stock, 10,000,000 shares authorized, $0.0001 par value, 4,000,000 issued and outstanding	400	400
Series B - Preferred stock, 66,667 shares authorized, $0.0001 par value, 66,667 issued and outstanding	0	7
Series C - Preferred stock, 2,000,000 shares authorized, $0.0001 par value, 2,000,000 issued and outstanding	200	200
Common stock; $0.0001 par value; 100,000,000 shares authorized; 17,153,936 and 2,435,179 shares issued and outstanding as of December 31, 2019 and 2018, respectively.	1,715	446
Additional paid-in capital	18,570,178	15,404,716
Accumulated deficit	(19,159,721)	(15,489,993)
Total Stockholders’ deficit	(587,228)	(84,224)
TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$130,742	$533,712

The accompanying notes are an integral part of these consolidated financial statements

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RESONATE BLENDS, INC.

(FORMERLY TEXTMUNICATION HOLDINGS, INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	The Year Ended
	December 31, 2019	December 31, 2018
REVENUES	$1,050,161	$1,066,408
COST OF REVENUES	392,674	314,638
Gross profit	657,487	751,770
Operating expenses
Advertising	60,776	13,873
General and administrative expenses	181,931	132,908
Legal and Professional fees	219,456	256,370
Officer Compensation	475,910	353,700
Salaries and Related	287,034	132,208
Sales Commission	82,236	64,053
Office Rent	22,050	20,294
Impairment of in house software	-	85,092
Non cash management fees	2,650,518
Total operating expenses	3,979,911	1,058,498
Loss from operations	(3,322,424)	(306,728)
Other Income (expense)
Other Income
Interest expense	(92,791)	(2,792)
Loss on change of derivative liability	-	-
Amortization of debt discount	(118,124)	(42,534)
Gain (loss) on settlement of derivative liabilities	(43,242)	119,370
Legal settlement	(106,961)
Gain on settlement of notes payable	24,939	(105,417)
Total other expense	(336,179)	(31,373)
Income (loss) from investment in equity method investee	(11,125)	(1,652)
NET INCOME (LOSS)	(3,669,728)	(339,753)

Basic weighted average common shares outstanding	11,242,260	4,223,119
Net Income (loss) per common share: basic and diluted	(0.33)	(0.0805)

The accompanying notes are an integral part of these consolidated financial statements

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RESONATE BLENDS, INC.

(FORMERLY TEXTMUNICATION HOLDINGS, INC.)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2019

	Preferred stock		Preferred stock - Series B		Preferred stock - Series C		Preferred stock - Series D			Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount	Capital	Deficit	Deficit
Balance, December 31, 2017	4,000,000	$400	66,667	$7	2,000,000	$200	-		-	2,435,179	$244	$14,676,221	$(15,150,240)	$(473,168)
Proceeds from subscription agreements												150,000		150.000
Stock issued to settle notes payable										2,021,273	202	174,816		175,018
Settlement of derivative liability												403,679		403,679
Net loss													(339,753)	(339,753)

Balance, December 31, 2018	4,000,000	$400	66,667	$7	2,000,000	$200		$		4,456,452	$446	$15,404,716	$(15,489,993)	$(84,224)
Settlement of liabilities	-	-	-	-	-	-	-		-	1,718,000	172	360,510		360,682
Stock issuance for services	-	-	-	-	-	-	-		-	6,685,000	669	2,470,913		2,471,582
Preferred shares converted to common	-	-	(66,667)	(7)	-	-	-		-	20,000	2	5		-
Stocks and warrant issued for cash	-	-	-	-	-	-	40,000		4	-	-	199,996		200,000
Conveyance of ownership of Aspire	-	-	-	-	-	-				(20,000)	(2)	(439,556)		(439,558)
Preferred shares D retired	-	-	-	-	-	-	(40,000)		(4)	-	-	(260,000)		(260,004)
Stock issuance for acquisition of Resonate Blends, LLC and Entourage, LLC	-	-	-	-	-	-				4,274,484	428	833,594		834,022
Net loss	-	-	-	-	-	-							(3,669,728)	(3,669,728)
	4,000,000	$400	-	$-	2,000,000	$200	-		$-	17,133,936	$1,715	$18,570,178	$(19,159,721)	$(587,228)

The accompanying notes are an integral part of these consolidated financial statements

19

RESONATE BLENDS, INC.

(FORMERLY TEXTMUNICATION HOLDINGS, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31, 2019 and 2018

	2019	2018
Cash Flows from Operating Activities
Net Income (loss)	$(3,669,728)	$(339,753)
Adjustments to reconcile	-
Amortization of debt discount	118,124	42,534
Loss on derivative liability	-	45,229
Impairment of software cost	-
Non cash interest expense	80,556
Legal Settlement	106,961
Share based compensation	2,650,518
Gain (Loss) on the settlement of debt	24,939	105,417
Gain on settlement of derivative liabilities	43,242	(119,370)
Income (Loss) from equity method investee	11,125	1,653
Changes in assets and liabilities	-
Receivables	(38,087)	(11,667)
Accounts payable and accrued expenses	(137,036)	221,812
Due to Related party	(100)	-
Net cash provided by operating activities	(809,386)	(54,145)
Investments in Joiant	(25,000)	-
Disposal of Investment in Aspire	-	-
Net cash provided by investing activities	(25,000)	-
Cash Flows from Financing Activities
Proceeds from subscription	611,262	150,000
Proceeds from convertible notes / loans payable	267,750	(37,500)
Proceeds from issuance of stock warrants	200,000	-
Payments on preferred stocks buy back	(260,000)	-
Payments on convertible notes payable	-	-
Acquisition of Resonate Blends	-	-
Net cash provided by financing activities	819,012	112,500
Net increase in cash	(15,374)	58,355
Cash, beginning of period	68,513	10,158
Cash, end of period	53,139	68,513

Supplemental disclosure of cash flow information
Cash paid for interest	12,235	6,171
Cash paid for tax	-
Non-Cash investing and financing transactions	-
Conversion of debt for common stock	10,000
Conversion of convertible notes payable	-	360,756
Settlement of derivative liability	-	319,041

20

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

NOTE 1 – BASIS OF PRESENTATION AND GOING CONCERN

The Company

Resonate Blends, Inc. formerly Textmunication Holdings, Inc. (the “Company”) was incorporated on in October 1984 in the State of Georgia as Brock Control Systems. Founded by Richard T. Brock, the Company was in the sales automation market and an early developer of enterprise customer management systems. The Company went public at the end of March of 1993. In February of 1996, the Company changed its name to Brock International Inc., and in March of 1998, the Company again changed our name to Firstwave Technologies, Inc.

In 2007, the Company deregistered its common stock in order to avoid the expenses of being a public company. The Company reported briefly on the OTC Disclosure & News Service in 2008 but not for long. The Company again changed its name to FSTWV, Inc.

On October 28, 2013, the Company held a shareholder meeting to reincorporate the company in the State of Nevada and concurrently change its name to Textmunication Holdings, Inc. The Company also voted to approve a 1 for 5 reverse split of its outstanding common stock.

On November 16, 2013, the Company entered into a Share Exchange Agreement (SEA) with Textmunication, Inc. a California corporation, whereby the sole shareholder of the Company received 65,640,207 new shares of common stock of the Company in exchange for 100% of the Textmunication’s issued and outstanding shares.

Textmunication is an online mobile marketing platform service that will connect merchants with their customers and allow them to drive loyalty and repeat business in a non-intrusive, value added medium. For merchants we provide a mobile marketing platform where they can always send the most up-to-date offers/discounts/alerts/events schedule, such as happy hours, trivia night, and other campaigns. The consumer can also access specials and promotions that merchants choose to distribute through Textmunication by opting into keywords designated to the merchant’s keywords.

On July 9, 2018, the 1 – 1,000 Reverse Split of the Company’s common stock took effect at the open of business. All shares and per share amounts have been retroactively adjusted to reflect the reverse split.

On June 25, 2019, the Company issued a press release announcing it plans to change its business direction from its current SMS technology business to focus on the emerging national cannabis market. The Company planned on using its mobile texting platform to enhance communication efforts with the potential acquisitions.

On October 25, 2019, the Company entered into a Membership Interest Purchase Agreement (the “Resonate Purchase Agreement”) with Resonate Blends, LLC, a California limited liability company (“Resonate”), and the members of Resonate. As a result of the transaction, Resonate became a wholly owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 5% of the Company’s outstanding shares of common stock for a total of 665,072 shares were issued to the holders of Resonate in exchange for their membership interests of Resonate. These shares have anti-dilution protection. We have also agreed as part of the purchase price to issue: (ii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon an annualized revenue run rate of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period; and (iii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon the occurrence of the Company’s public market value reaching One Hundred Million US Dollars ($100,000,000). The shares in (ii) and (iii) shall have anti-dilution protections, except that this provision only applies for 2.5% of the outstanding shares acquired under each subsection.

Also, on October 25, 2019, the Company entered into a Membership Interest Purchase Agreement (the “Entourage Labs Purchase Agreement”) with Entourage Labs, LLC, a California limited liability company (“Entourage Labs”), and the members of Entourage Labs. As a result of the transaction, Entourage Labs became a wholly owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 5% of the Company’s outstanding shares of common stock for a total of 665,072 shares were issued to the holders of Entourage Labs in exchange for their membership interests of Entourage Labs. These shares have anti-dilution protection. We have also agreed as part of the purchase price to issue: (ii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon an annualized revenue run rate of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period; and (iii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon the occurrence of the Company’s public market value reaching One Hundred Million US Dollars ($100,000,000). The shares in (ii) and (iii) shall have anti-dilution protections, except that this provision only applies for 2.5% of the outstanding shares acquired under each subsection.

21

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

In addition, the Company entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”) with Mark S. Johnson and the Company’s 49% owned subsidiary, Aspire Consulting Group, LLC, a Virginia limited liability company. Pursuant to the Conveyance Agreement, the Company transferred all assets and business operations associated with its IT consulting solutions, including all of the capital stock of Aspire Consulting, to Mr. Johnson. In exchange, Mr. Johnson agreed to cancel 20,000 shares of common stock in the Company and to assume and cancel all liabilities relating to the Company’s former business.

Finally, the Company entered into Employment Agreements with the following persons: (i) Geoffrey Selzer as Chief Executive Officer (CEO) of the Company with an annual salary of $180,000; and (ii) Pamela Kerwin as Chief Operating Officer (COO) of the Company with an annual salary of $120,000. Both are eligible for salary increases upon milestone achievements and other benefits. The Employment Agreement for the CEO has a term of 2 years and can’t be terminated without cause. Severance of six (6) weeks is available for termination of the COO without cause before one-year of service and eight (8) weeks after one-year of service.

On December 16, 2019 the Company filed Articles of Merger with the Secretary of State of Nevada in order to effectuate a merger with its wholly owned subsidiary; Resonate Blends, Inc. Shareholder approval was not required under Section 92A.180 of the Nevada Revised Statutes. As part of the merger, the Company’s board of directors authorized a change in our name to “Resonate Blends, Inc.” and the Company’s Articles of Incorporation have been amended to reflect this name change.

In connection with the name change, the Company’s symbol was changed to “KOAN” that more resembles the Company’s new business focus.

Basis of Presentation

Our financial statements are presented in conformity with accounting principles generally accepted in the United States of America, as reported on our fiscal years ending on December 31, 2019 and 2018. We have summarized our most significant accounting policies.

Going concern

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of December 31, 2019, the Company has an accumulated deficit of $19,159,721. The company’s ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. While the Company is expanding its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements. These consolidated financial statements do not include any adjustments that might arise from this uncertainty.

22

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2019 and 2018 no cash balances exceeded the federally insured limit.

Accounts receivable and allowance for doubtful accounts

Accounts receivable are stated at the amount management expects to collect. The Company generally does not require collateral to support customer receivables. The Company provides an allowance for doubtful accounts based upon a review of the outstanding accounts receivable, historical collection information and existing economic conditions. As of December 31, 2019, and 2018 there’s no allowance for doubtful accounts and bad debts. At December 31, 2019 and 2018, one customer represented 51% and 71%, respectively, of the Company’s accounts receivable.

Revenue Recognition

Revenues are recognized when control of the promised is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those services.

The Company currently derives a substantial majority of its revenue from fees associated with our subscription services, which generally include mobile marketing platform services. Customers are billed for the subscription on a monthly basis. For all of the Company’s customers, regardless of the method, the Company uses to bill them; subscription revenue is recorded as deferred revenue in the accompanying consolidated balance sheets. As services are performed, the Company recognizes subscription revenue on a monthly basis over the applicable service period. When the Company provides a free trial period, the Company does not begin to recognize subscription revenue until the trial period has ended and the customer has been billed for the services.

Professional services revenues are generated from SMS and RCS packages where client logs into a cloud-based application to send targeted SMS messages to their subscriber’s base. Our custom web application SMS/RCS platform is typically billed on a fixed-price based on the number of SMS/RCS allocated for each package our client purchases. Generally, revenue for SMS/RCS services are recognized immediately as our clients have instant access to their web-based application to send out messages, the number of SMS/RCS messages allocated to a client expires at the end of each month and renews beginning of each month. The Company offers whereby control of the product passes to the customer when delivered and revenue is recognized at the time of delivery.

Results for reporting periods beginning after January1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting under Topic 605

We did not have a cumulative impact as of January 1, 2018 due to the adoption of Topic 606 and there was not an impact to our consolidated statement of operations for the year ended December 31, 2018 as a result of applying Topic 606.

Fair Value of Financial Instruments

The carrying amounts reflected in the balance sheets for cash, accounts payable and accrued expenses approximate the respective fair values due to the short maturities of these items.

As required by the Fair Value Measurements and Disclosures Topic of the FASB ASC, fair value is measured based on a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

23

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

The three levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active, or inputs that is observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The fair value of the accounts receivable, accounts payable, notes payable are considered short term in nature and therefore their value is considered fair value.

As of December 31, 2018, there are no financial assets and liabilities measured at fair value.

Financial assets and liabilities measured at fair value on a recurring basis are summarized below for the year ended December 31, 2019:

	Level 1	Level 2	Level 3	Total
Liabilities
Derivative Financial Instruments	$—	$—	$262,712	$262,712

Net income (loss) per Common Share

Basic net income (loss) per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation provided on the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Expenditures for renewals or betterments are capitalized, and repairs and maintenance are charged to expense as incurred the cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts, and any gain or loss thereon is reflected in operations. Company policy capitalizes property and equipment for cost over $1,000, asset acquired under $1,000 are charge to operations.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. Because the Company has no net income, the tax benefit of the accumulated net loss has been fully offset by an equal valuation allowance.

24

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock-Based Compensation

The Company accounts for employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation – Stock Compensation which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital over the period during which services are rendered.

The Company follows ASC Topic 505-50, formerly EITF 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services,” for stock options and warrants issued to consultants and other non-employees. In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital over the period during which services are rendered.

Software Development Costs

The Company applies the principles of FASB ASC 985-20, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed (“ASC 985-20”). ASC 985-20 requires that software development costs incurred in conjunction with product development be charged to research and development expense until technological feasibility is established. Thereafter, until the product is released for sale, software development costs must be capitalized and reported at the lower of unamortized cost or net realizable value of the related product.

The Company also applies the principles of FASB ASC 350-40, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (“ASC 350-40”). ASC 350-40 requires that software development costs incurred before the preliminary project stage be expensed as incurred. We capitalize development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, and the software will be used to perform the function intended.

During 2018, management determined that the software is unable to handle the expanding business and decided to scrap the entire project and recognize as loss for the year. A total cost of $85,092 was written off during the year ended December 31, 2018.

Advertising Expenses

Advertising expenses are included in General and administrative expenses in the Statements of Operations and are expensed as incurred. The Company incurred $21,831 and $13,873 in advertising expenses for the years ended December 31, 2019 and 2018, respectively.

25

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

(AUDITED)

Recent Accounting Pronouncements

In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net). ASU 2016-08 clarifies the implementation guidance on principal versus agent considerations and includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customers. ASU 2016-08 is effective January 1, 2018 to be in alignment with the effective date of ASU 2014-09.

In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The amendments in ASU 2016-10 clarify the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance, while retaining the related principles for those areas. ASU 2016-10 is effective January 1, 2018 to be in alignment with the effective date of ASU 2014-09.

In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts from Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients. The amendments in this update affect the guidance in ASU 2014-09, which is not yet effective. The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU 2016-12 do not change the core principle of the guidance in Topic 606, but instead affect only the narrow aspects noted in Topic 606. ASU 2016-12 is effective January 1, 2018 to be in alignment with the effective date of ASU 2014-09. The Company will adopt the provisions of Topic 606 effective in January 1, 2018 and does not believe the adoption of the new revenue recognition standard will have a material impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. ASU 2016-01 addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments including requirements to measure most equity investments at fair value with changes in fair value recognized in net income, to perform a qualitative assessment of equity investments without readily determinable fair values, and to separately present financial assets and liabilities by measurement category and by type of financial asset on the balance sheet or the accompanying notes to the financial statements. ASU 2016-01 will be effective for the Company beginning on January 1, 2018 and will be applied by means of a cumulative effect adjustment to the balance sheet, except for effects related to equity securities without readily determinable values, which will be applied prospectively. Management has reviewed this pronouncement and has determined that it would not have a material impact to the consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, which requires an entity to recognize long-term lease arrangements as assets and liabilities on the balance sheet of the lessee. Under ASU 2016-02, a right-of-use asset and lease obligation will be recorded for all long-term leases, whether operating or financing, while the income statement will reflect lease expense for operating leases and amortization/interest expense for financing leases. The amendments also require certain new quantitative and qualitative disclosures regarding leasing arrangements. ASU 2016-02 will be effective for the Company beginning on January 1, 2019. Lessees must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. Early adoption is permitted. Management does not believe the adoption of ASU 2016-02 will have a material impact on the Company’s consolidated financial statements.

In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging: Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships, which clarifies that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument would not, in and of itself, be considered a termination of the derivative instrument, provided that all other hedge accounting criteria continue to be met. ASU 2016-05 is effective for the Company beginning on January 1, 2017. Early adoption is permitted, including in an interim period. Management evaluated ASU 2016-05 and determined that the adoption of this new accounting standard did not have a material impact on the Company’s consolidated financial statements.

26

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

(AUDITED)

In March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments, which aims to reduce the diversity of practice in identifying embedded derivatives in debt instruments. ASU 2016-06 clarifies that the nature of an exercise contingency is not subject to the “clearly and closely” criteria for purposes of assessing whether the call or put option must be separated from the debt instrument and accounted for separately as a derivative. ASU 2016-06 is effective for the Company beginning on January 1, 2017. Management evaluated ASU 2016-06 and determined that the adoption of this new accounting standard did not have a material impact on the Company’s consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation: Improvements to Employee Share-Based Payment Accounting. ASU 2016-09 simplifies several aspects of the accounting and presentation of share-based payment transactions, including the accounting for related income taxes consequences and certain classifications within the statement of cash flows. ASU 2016-09 is effective for the Company beginning on January 1, 2017. Management evaluated the impact of adopting ASU 2016-09 and determined that the new accounting standard did not have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). ASU 2016-15 will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017. The new standard will require adoption on a retrospective basis unless it is impracticable to apply, in which case it would be required to apply the amendments prospectively as of the earliest date practicable.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230)”, requiring that the statement of cash flows explain the change in the total cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. This guidance is effective for fiscal years, and interim reporting periods therein, beginning after December 15, 2017 with early adoption permitted. The provisions of this guidance are to be applied using a retrospective approach which requires application of the guidance for all periods presented. Management has reviewed this pronouncement and has determined that it would not have a material impact to the consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09, Compensation-Stock Compensation (Topic 718), Scope of Modification Accounting. The amendments in this Update provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. The amendments in this Update are effective for all entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period, for (1) public business entities for reporting periods for which financial statements have not yet been issued and (2) all other entities for reporting periods for which financial statements have not yet been made available for issuance. Management has reviewed this pronouncement and has determined that it would not have a material impact to the consolidated financial statements.

27

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

(AUDITED)

In July 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480), Derivatives and Hedging (Topic 815). The amendments in Part I of this Update change the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity’s own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments. As a result, a freestanding equity-linked financial instrument (or embedded conversion option) no longer would be accounted for as a derivative liability at fair value as a result of the existence of a down round feature. For freestanding equity classified financial instruments, the amendments require entities that present earnings per share (EPS) in accordance with Topic 260 to recognize the effect of the down round feature when it is triggered. That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. Convertible instruments with embedded conversion options that have down round features are now subject to the specialized guidance for contingent beneficial conversion features (in Subtopic 470-20, Debt—Debt with Conversion and Other Options), including related EPS guidance (in Topic 260). The amendments in Part II of this Update recharacterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. Those amendments do not have an accounting effect. For public business entities, the amendments in Part I of this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the amendments in Part I of this Update are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

NOTE 3 – RELATED PARTY TRANSACTIONS

Loans due to related parties are due on demand and have no interest. Amounts outstanding as of December 31, 2019 and 2018 was approximately $11,750 and $11,750, respectively

NOTE 4 - CONVERTIBLE NOTE PAYABLE

Convertible notes payable consists of the following:

	December 31, 2019	December 31, 2018
Total convertible notes payable	277,750	20,000
Less discounts	(116,346)	(0)
Convertible notes, net of discount	$161,404	$20,000

The Company accounts for the fair value of the conversion features of its convertible debt in accordance with ASC Topic No. 815-15 “Derivatives and Hedging; Embedded Derivatives” (“Topic No. 815-15”). Topic No. 815-15 requires the Company to bifurcate and separately account for the conversion features as an embedded derivative contained in the Company’s convertible debt. The Company is required to carry the embedded derivative on its balance sheet at fair value and account for’ any unrealized change in fair value as a component of results of operations. The Company values the embedded derivatives using the Black-Scholes pricing model.

The following table presents details of the changes in the Company’s derivative liabilities associated with its convertible notes for the year ended December 31, 2019:

Amount
Balance December 31, 2018	$0
Add derivative liability due to new convertible notes	219,469
Change in fair market value of derivative liabilities	43,242
Balance December 31, 2019	$262,711

Settlement Agreements

During the year ended December 31, 2019, the Company issued 1,280,000 shares of common stock with a fair value of $164,033 for the settlement of liabilities payable. The conversion of the derivative liabilities has been recorded through additional paid-in capital.

28

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

NOTE 5 – INVESTMENT IN ASPIRE CONSULTING GROUP, LLC

On January 5, 2016, the Company entered into a Share Exchange Agreement with Aspire Consulting Group, LLC, a Virginia limited liability company and certain members of Aspire. Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire 49% of all of the issued and outstanding membership units of Aspire in exchange for the issuance of 66,667 shares of the Company’s newly created Series B Convertible Preferred Stock to the Members valued at $460,002.

The Company has concluded that it has the ability to exercise significant influence, but not control, over an Aspire through its acquired 49% equity interest and therefore has accounted for the acquisition of the interest under the equity method.

The following table presents details of the Company’s investment in Aspire as of December 31, 2017 and 2016:

Amount
Balance December 31, 2017	$452,336
Loss from equity method	(1,653)
Balance December 31, 2018	$450,683
Loss from equity method	(11,125)
Spin out	(439,558)
Balance December 31, 2019	$-

On October 25, 2019 the Company entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”) with Mark S. Johnson and the Company’s 49% owned subsidiary, Aspire Consulting Group, LLC, a Virginia limited liability company. Pursuant to the Conveyance Agreement, the Company transferred all assets and business operations associated with its IT consulting solutions, including all of the capital stock of Aspire Consulting, to Mr. Johnson. In exchange, Mr. Johnson agreed to cancel 20,000 shares of common stock in the Company and to assume and cancel all liabilities relating to the Company’s former business.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Office Lease

On January 6, 2015 the Company signed an amendment to its lease originally signed on May 9, 2008. The amended lease commenced January 1, 2015 and expires on thirty days’ notice. Current month to month lease is for $1,838 a month. Rent expense was approximately $22,049 and $22,294 for the years ended December 31, 2019 and 2018, respectively.

Executive Employment Agreement

On October 25, 2019 the Company entered into Employment Agreements with the following persons: (i) Geoffrey Selzer as Chief Executive Officer (CEO) of the Company with an annual salary of $180,000; and (ii) Pamela Kerwin as Chief Operating Officer (COO) of the Company with an annual salary of $120,000. Both are eligible for salary increases upon milestone achievements and other benefits. The Employment Agreement for the CEO has a term of 2 years and can’t be terminated without cause. Severance of six (6) weeks is available for termination of the COO without cause before one-year of service and eight (8) weeks after one-year of service.

29

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

Litigations Claims and Assessments

On October 12, 2018, the Company, Wais Asefi, the Company’s former CEO, and David Thielen, the Company’s COO, entered into a Settlement Agreement and Release (the “Agreement”) with Lester Einhaus (“Holder”) concerning a $25,000 convertible note issued by the Company to the Holder on September 23, 2015 (the “Note”). Case detail as follows:

Lester Einhaus vs. Textmunication

United States District Court – Northern District

Filed on 6/14/2017

Case: 1:17-cv-04478

The Agreement requires the Company to issue to the Holder 475,000 shares of the Company’s common stock, subject to the condition that the Holder does not own more than 4.99% of the Company’s outstanding shares at any time. As such, the shares will be issued out in tranches; with the first such tranche was due within 10 days of signing the Agreement for 198,000 shares. The Holder agreed to a daily leak out of the greater of 10,000 shares or 15% of the trading volume. An anti-dilution provision in the Agreement required an additional 379,386 shares to be issued. During the year ended December 31, 2019, all required shares were issued by the Company and no further liability exists.

NOTE 7 – INCOME TAXES

For the year ended December 31, 2019, the cumulative net operating loss carry-forward from continuing operations is approximately $19,065,529 and will expire beginning in the year 2030.

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows as of December 31, 2019 and 2018:

	2019	2018
Deferred tax asset attributable to:
Net operating loss carryover	$4,003,761	$2,597,027
Valuation allowance	(4,003,761)	(2,587,027)
Net deferred tax asset	$-	$-

Due to the enactment of the Tax Reform Act of 2017, the corporate tax rate for those tax years beginning with 2018 has been reduced to 21%.

Note 8 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue an aggregate of 100,000,000 shares of common stock with a par value of $0.0001. The Company is also authorized to issue 10,000,000 shares of “blank check” preferred stock with a par value of $0.0001, which includes 4,000,000 shares of Series A preferred stock (“Series A”) and 2,000,000 shares of Series C preferred stock (“Series C”).

Under the Certificate of Designation, holders of Series A Preferred Stock will participate on an equal basis per-share with holders of our common stock in any distribution upon winding up, dissolution, or liquidation. Holders of Series A Preferred Stock are entitled to vote together with the holders of our common stock on all matters submitted to shareholders at a rate of three hundred (300) votes for each share held.

30

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

During the year ended December 31, 2018,

●	the Company’s Board of Directors approved a one to one thousand (1:1000) reverse stock split, which became effective July 9, 2018. The Company consolidated financial statements have been retroactively restated to the reflect the effect of the stock split
●	the Company entered into a subscription agreement for 9.98% of the company common shares outstanding for $100,000.

During the year ended December 31, 2018, the Company issued 1,380,933 shares of common stock with a fair value of $354,010 for the conversion of convertible notes payable. The converted portion of the notes also had associated derivative liabilities with fair values on the date of conversion of 866,361. The conversion of the derivative liabilities has been recorded through additional paid-in capital

During the first quarter of 2019 the company issued a total of 6,685,000 shares to employees and vendors for compensation and services rendered. The fair market value of the shares issues accounted as expenses as follows:

Management Fees	$2,074,600
Payment to subcontractors	446,982
Total	2,521,582

During the second quarter of 2019 the company issued 40,000 shares of preferred stock warrants for $200,000 cash.

During the third quarter of 2019 the company issued 1,280,000 common stocks in settlement of liabilities. The fair market value of the liabilities accounted as additional paid in capital of $164,033.

During the year ended December 31, 2019, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of up to 40,000 shares of our Series D Convertible Preferred Stock (the “Preferred Shares”) and related warrants for gross proceeds to the Company of $200,000. On December 9, 2019, we exercised our right to redeem the Preferred Shares by paying the Purchasers $260,000 or 130% of the amount paid for the Preferred Shares, as called for under the Securities Purchase Agreement.

During the last quarter year end December 31, 2019, the company issued 4,274,936 shares of common stocks to acquire Resonate Blends, LLC, and Entourage LLC, both California limited liability companies. As a result of the transaction, both companies became wholly owned subsidiaries of the Company. The Company recognized a loss of $834,022 on the acquisitions.

NOTE 9 – SUBSEQUENT EVENTS

On January 20, 2020, Wais Asefi resigned as Chairman and as a member of our Board of Directors. Mr. Asefi’s resignation is in support of Resonate Blends strategic direction of becoming a pure play cannabis company. The Company does not believe that Mr. Asefi has any disagreements on matters relating to our operations, policies or practices. Also, on January 20, 2020, our Board of Directors appointed Geoffrey Selzer as our Chairman.

On January 21, 2020, we executed a convertible promissory note with Geneva Roth Remark Holdings, Inc. for $113,300 together with any interest at the rate of 10% per annum from the issue date. If we decide to let this Note convert, the variable conversion price is 75% multiplied by the market price, representing a market discount of 25%. We have the ability to prepay this Note beginning on the Issue Date and ending on the date which is one hundred twenty (120) days following the Issue Date with a prepayment percentage of 113%. The period beginning on the date which is one hundred twenty-one (121) days following the Issue Date and ending on the date which is one hundred eight (180) days following the Issue Date, the prepayment percentage is 118%.

31

RESONATE BLENDS, INC.

(formerly TEXTMUNICATION HOLDINGS, INC.)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 and 2018

On March 3, 2020, we executed a settlement agreement with Cicero on both the Note and email marketing program. We agreed to pay back the Note by making payments to Cicero of $10,000 monthly commencing on April 15, 2020 with a balloon payment due on September 15, 2020. Five equal monthly payments of $10,000 each will be made by the 15th of each month starting on April 15, 2020 through August 15, 2020. A final payment of $60,000 will be made on September 15, 2020 to close out the payment of the Note in its entirety. To settle the email marketing program, the Company will issue to Cicero 500,000 shares of restricted common stock upon execution of this Agreement. Such shares will be issued to Cicero within 5 business days of the date hereof. There will be a twelve (12) month leak-out period that will start once the shares are eligible to be resold, with no more than 5,000 shares allowed to be sold on any given trading day. After the issuance of the 500,000 shares, the Contract is paid in full.

As previously disclosed, on June 11, 2019, we sold 40,000 shares of our Series D Convertible Preferred Stock (the “Preferred Shares”) for gross proceeds to us of approximately $200,000. The Preferred Shares were sold along with warrants to purchase 83,333 shares of our common stock (the “Warrants”). The Warrants have an exercise price of $0.30 per share and are exercisable sixty months from the issuance date. The Warrants provide for cashless exercise in the event we have not registered the common shares underlying the Warrants. On March 10, 2020, we entered into Exchange Agreements with three Warrant holders to exchange their outstanding Warrants for shares of our common stock. Each Warrant holder shall receive 184,000 shares of our common stock (the “Exchange Shares”) valued at $0.25 per share in exchange for the Warrant holder’s surrender of the Warrant. Each Warrant holder agreed that it will not sell any of the Exchange Shares for sixty (60) days commencing on the Closing Date (“Lockup Period”). After the Lockup Period, each Warrant holder agreed that it will not sell more than 61,333 Exchange Shares, plus any Additional Shares (described below) issued in relation to such Exchange Shares in any calendar month.

On March 13, 2020, we entered into Securities Purchase Agreements (the “Purchase Agreements”) with three accredited investors (the “Investors”), pursuant to which we issued and sold to the Investors three promissory notes, dated March 13, 2020, each in the principal amount of $141,999.99 for an aggregate principal amount of $425,999.97 (the “Notes”). We received $399,999.99 from the Notes after applying the original issue discount to the Notes, $232,270.79 of which was used to retire an existing convertible promissory note and the balance to our account, after legal costs, amounted to $157,229.20. The maturity date for repayment of the Notes is April 20, 2021 and the Notes bear interest at 15% per annum. We are required to repay the Notes by making nine equal instalments of $17,613 to each of the three Investors starting on July 13, 2020 and ending on March 13, 2021. As additional consideration, we agreed to issue to each Investor 250,000 shares of our common stock. We are required to issue additional shares in the event our common stock trades at less than $0.20 per share in any 10 day trading period. We have a right to repurchase the total 750,000 shares issued by paying each Investor $50,000 within 170 calendar days. The shares may only be sold under a leak out provision that restricts sales to no more than 10% of our average daily trading volume for the prior 30 days and no more than $35,000 in any calendar month. All principal and accrued interest on the Notes is convertible into shares of our common stock upon an event of default. The conversion price amounts to 65% of the lowest one day VWAP for our common stock during the 10 trading days prior to the issue date. The conversion price is subject to adjustment as provided in the Notes.

The company has evaluated subsequent events for recognition and disclosure through March 20, 2019 which is the date the financial statements were available to be issued. No other matters were identified affecting the accompanying financial statements and related disclosures.

32

Textmunication Inc.

Financial Statements

For the year ended December 31, 2019 and 2018

(UNAUDITED)

The accompanying notes are an integral part of these unaudited financial statements

33

Textmunication Inc.

Balance Sheet

December 31, 2019 and 2018

(UNAUDITED)

	December 31, 2019	December 31, 2018
ASSETS
Current assets
Cash and cash equivalents	$50,024	$68,513
Receivables	52,603	14,517
Total current assets	102,627	83,030

TOTAL ASSETS	102,627	83,030

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued liabilities	115,913	225,430
Due to related parties	11,750	11,750
Total current liabilities	127,663	237,180

Total liabilities	127,663	237,180
STOCKHOLDERS’ DEFICIT
Common stock; $0.001 par value; 1,000,000 shares authorized, issued and outstanding as of December 31, 2019 and 2018, respectively.	1,000	1,000
Additional paid-in capital	1,058,111	769,371
Accumulated deficit	(1,084,148)	(924,521)
Total Stockholders’ deficit	(25,037)	(154,150)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$102,627	$83,030

The accompanying notes are an integral part of these unaudited financial statements

34

Textmunication Inc.
Profit and Loss Statement

For the years ended December 31, 2019 and 2018

(UNAUDITED)

	December 31, 2019	December 31, 2018
REVENUES	$1,050,161	$1,054,578
COST OF REVENUES	392,674	314,639
Gross profit	657,487	739,939
Operating expenses
Advertising	21,831	13,873
General and administrative expenses	115,854	119,887
Legal and Professional fees	49,828
Officer Compensation	300,910	353,700
Salaries and Related	213,534	132,208
Sales Commission	82,236	64,053
Office Rent	22,050	20,294
Impairment of inhouse software		85,092
Total operating expenses	806,244	789,107
Loss from operations	(148,757)	(49,168)
Other Income (expense)

Interest expense	(10,870)	(2,791)
Total other expense	(10,870)	(2,791)
NET LOSS	(159,627)	(51,959)

Basic weighted average common shares outstanding	1,000,000	1,000,000
Net loss per common share: basic and diluted	(0.16)	(0.05)

The accompanying notes are an integral part of these unaudited financial statements

35

Textmunication Inc.
Statement of Equity

For the years ended December 31, 2019 and 2018

(UNAUDITED)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit
Balance, December 31, 2017	1,000,000	$1,000	$1,024,825	$(897,598)	$(128,227)
Net offsets to Holding company			(255,454)
Net loss				(25,923)	(25,923)
Balance, December 31, 2018	1,000,000	$1,000	$769,371	$(924,521)	$(154,150)
Net Offsets from Holding			288,740		288,740
Net loss				(159,627)	(159,627)

Balance December 31, 2019	1,000,000	$1,000	$1,058,111	$(1,084,148)	$(25,037)

The accompanying notes are an integral part of these unaudited financial statements

36

Textmunication Inc.
Statement of Cash Flow

For the years ended December 31, 2019 and 2018

(UNAUDITED)

	2019	2018
Cash Flows from Operating Activities
Net Loss	$(159,627)	$(51,959)
Adjustments to reconcile	-
Impairment of software cost		85,092
Depreciation		304
Changes in assets and liabilities
Receivables	(38,086)	(11,668)
Accounts payable and accrued expenses	109,517	68,228
Net cash provided (used) by operating activities	(88,196)	89,997
Cash flows from investing Activities
Capitalization of software cost	-	(45,229)
Net cash provided (used) by investing activities	-	(45,229)
Cash Flows from Financing Activities
Net proceeds from Holding company	229,334	13,587
Net cash provided by financing activities	229,334	13,587

Net Increase in cash	(18,489)	58,355
Cash beginning of period	68,513	10,158
Cash end of period	50,024	68,513

Supplemental disclosure of cash flow information
Cash paid for interest	$10,870	$10,522

Cash paid for tax	$-	$-

The accompanying notes are an integral part of these unaudited financial statements

37

TEXTMUNICATION INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019 and 2018

(UNAUDITED)

NOTE 1 – BASIS OF PRESENTATION AND GOING CONCERN

The Company

Textmunication, Inc. (Company) was incorporated on May 13, 2010 under the laws of the State of California. Textmunication is an online mobile marketing platform service that will connect merchants with their customers and allow them to drive loyalty and repeat business in a non-intrusive, value added medium. For merchants we provide a mobile marketing platform where they can always send the most up-to-date offers/discounts/alerts/events schedule, such as happy hours, trivia night, and other campaigns. The consumer can also access specials and promotions that merchants choose to distribute through Textmunication by opting into keywords designated to the merchant’s keywords.

On November 16, 2013, the Company entered into a Share Exchange Agreement (SEA) with Resonate Blends Inc. formerly Textmunication Holdings (Holdings). a Nevada corporation, whereby the sole shareholder of the Company received 65,640,207 new shares of common stock of Holdings in exchange for 100% of the Company’s issued and outstanding shares.

On June 25, 2019, Textmunication Holdings, Inc. (the “Company”) issued a press release announcing it plans to change its business direction from its current SMS technology business to focus on the emerging national cannabis market. The Company plans on using its mobile texting platform to enhance communication efforts with the potential acquisitions.

On January 20, 2020, Wais Asefi resigned as Chairman and as a member of our Board of Directors. Mr. Asefi’s resignation is in support of Resonate Blends strategic direction of becoming a pure play cannabis company. The Company does not believe that Mr. Asefi has any disagreements on matters relating to our operations, policies or practices. Also, on January 20, 2020, our Board of Directors appointed Geoffrey Selzer as our Chairman.

Basis of Presentation

Our financial statements are presented in conformity with accounting principles generally accepted in the United States of America, as reported on our fiscal years ending on December 31, 2019 and 2018. We have summarized our most significant accounting policies.

Going concern

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of December 31, 2019, the Company has an accumulated deficit of $1,084,148. The company’s ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. While the Company is expanding its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements. These consolidated financial statements do not include any adjustments that might arise from this uncertainty.

38

TEXTMUNICATION INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019 and 2018

(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2018 and 2017 no cash balances exceeded the federally insured limit.

Accounts receivable and allowance for doubtful accounts

Accounts receivable are stated at the amount management expects to collect. The Company generally does not require collateral to support customer receivables. The Company provides an allowance for doubtful accounts based upon a review of the outstanding accounts receivable, historical collection information and existing economic conditions. As of December 31, 2019, and 2018 there’s no allowance for doubtful accounts and bad debts.

Revenue Recognition

Revenues are recognized when control of the promised is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those services.

The Company currently derives a substantial majority of its revenue from fees associated with our subscription services, which generally include mobile marketing platform services. Customers are billed for the subscription on a monthly basis. For all of the Company’s customers, regardless of the method, the Company uses to bill them, subscription revenue is recorded as deferred revenue in the accompanying consolidated balance sheets. As services are performed, the Company recognizes subscription revenue on a monthly basis over the applicable service period. When the Company provides a free trial period, the Company does not begin to recognize subscription revenue until the trial period has ended and the customer has been billed for the services.

Professional services revenues are generated from SMS and RCS packages where client logs into a cloud-based application to send targeted SMS messages to their subscriber’s base. Our custom web application SMS/RCS platform is typically billed on a fixed-price based on the number of SMS/RCS allocated for each package our client purchases. Generally, revenue for SMS/RCS services is recognized immediately as our clients have instant access to their web-based application to send out messages, the number of SMS/RCS messages allocated to a client expires at the end of each month and renews beginning of each month. The Company offers whereby control of the product passes to the customer when delivered and revenue is recognized at the time of delivery.

Results for reporting periods beginning after January1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting under Topic 605

39

TEXTMUNICATION INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019 and 2018

(UNAUDITED)

We did not have a cumulative impact as of January 1, 2018 due to the adoption of Topic 606 and there was not an impact to our consolidated statement of operations for the year ended December 31, 2018 as a result of applying Topic 606.

Fair Value of Financial Instruments

The carrying amounts reflected in the balance sheets for cash, accounts payable and accrued expenses approximate the respective fair values due to the short maturities of these items.

As required by the Fair Value Measurements and Disclosures Topic of the FASB ASC, fair value is measured based on a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The three levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2: Quoted prices in markets that are not active, or inputs that is observable, either directly or indirectly, for substantially the full term of the asset or liability;

Level 3: Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The fair value of the accounts receivable, accounts payable, notes payable are considered short term in nature and therefore their value is considered fair value.

As of December 31, 2019, and 2018, there’s no financial assets and liabilities measured at fair value.

Net income (loss) per Common Share

Basic net income (loss) per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation provided on the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Expenditures for renewals or betterments are capitalized, and repairs and maintenance are charged to expense as incurred the cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts, and any gain or loss thereon is reflected in operations. Company policy capitalize property and equipment for cost over $1,000, asset acquired under $1,000 are charge to operations.

40

TEXTMUNICATION INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019 and 2018

(UNAUDITED)

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. Because the Company has no net income, the tax benefit of the accumulated net loss has been fully offset by an equal valuation allowance.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Software Development Costs

The Company applies the principles of FASB ASC 985-20, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed (“ASC 985-20”). ASC 985-20 requires that software development costs incurred in conjunction with product development be charged to research and development expense until technological feasibility is established. Thereafter, until the product is released for sale, software development costs must be capitalized and reported at the lower of unamortized cost or net realizable value of the related product.

The Company also applies the principles of FASB ASC 350-40, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (“ASC 350-40”). ASC 350-40 requires that software development costs incurred before the preliminary project stage be expensed as incurred. We capitalize development costs related to these software applications once the preliminary project stage is complete and it is probable that the project will be completed, and the software will be used to perform the function intended.

During the 3rd quarter of the year management determine that the software is unable to handle the expanding business and decided to scrap the entire project and recognize as loss for the year. A total cost of $85,092 was written off in the 3rd quarter.

Advertising Expenses

Advertising expenses are included in General and administrative expenses in the Statements of Operations and are expensed as incurred. The Company incurred $21,831 and $13,873 in advertising expenses for the year ended December 31, 2019 and 2018, respectively.

41

TEXTMUNICATION INC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2019 and 2018

(UNAUDITED)

NOTE 3 – RELATED PARTY TRANSACTIONS

Loans due to related parties are due on demand and have no interest. Amounts outstanding as of December 31, 2019 and 2018 was approximately $11,750.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

Office Lease

On January 6, 2015 the Company signed an amendment to its lease originally signed on May 9, 2008. The amended lease commenced January 1, 2015 and expires on thirty days’ notice. Current month to month lease is for $1,838 a month. Rent expense was approximately $22,050 and $22,294 for the years ended December 31, 2019 and 2018, respectively.

Executive Employment Agreement

The Company has an employment agreement with the CEO to perform duties and responsibilities as may be assigned by the Board of Directors. The base salary is in the amount of $132,000 per annum plus an annual discretionary bonus plus benefits commencing on December 17, 2013 and ending May 1, 2019 with an automatic renewal on each anniversary date (May 1) thereafter.

NOTE 5 – INCOME TAXES

For the year ended December 31, 2019, the cumulative net operating loss carry-forward from continuing operations is approximately $1,084,148 and will expire beginning in the year 2030.

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows as of December 31, 2019 and 2018:

	2019	2018
Deferred tax asset attributable to:
Net operating loss carryover	$1,024,098	$924,521
Valuation allowance	(1,024,098)	(924,521)
Net deferred tax asset	$-	$-

Due to the enactment of the Tax Reform Act of 2017, the corporate tax rate for those tax years beginning with 2018 has been reduced to 21%.

Note 6 – STOCKHOLDERS’ EQUITY

The Company has authorized, issued and outstanding shares of 1,000,000 shares of common stock with a par value of $0.001.

NOTE 7 – SUBSEQUENT EVENT

On January 20, 2020, Wais Asefi resigned as Chairman and as a member of our Board of Directors. Mr. Asefi’s resignation is in support of Resonate Blends strategic direction of becoming a pure play cannabis company. The Company does not believe that Mr. Asefi has any disagreements on matters relating to our operations, policies or practices. Also, on January 20, 2020, our Board of Directors appointed Geoffrey Selzer as our Chairman.

The company has evaluated subsequent events for recognition and disclosure through March 20, 2019 which is the date the financial statements were available to be issued. No other matters were identified affecting the accompanying financial statements and related disclosures.

42

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The following unaudited pro forma condensed consolidated financial statements are based upon our historical consolidated statements, adjusted to give effect to the sale of our subsidiary Textmunication, Inc., which constitutes substantially all of the assets of the Corporation in accordance with the Stock Purchase Agreement between the Corporation and Textmunication, Inc. These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on May 13, 2020.

The unaudited pro forma condensed consolidated balance sheet gives effect to the proposed sale of our subsidiary, Textmunication, Inc., which constitutes substantially all of the assets of the Corporation, as if it had occurred on December 31, 2019. The proceeds, in the form of a cancellation of Corporation shares and impact of the resulting gain are only included in the December 31, 2019 unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2019 give effect to the sale of Textmunication, Inc.as if it had occurred on December 31, 2019.

The pro forma adjustments related to the sale of our subsidiary Textmunication, Inc., which constitutes substantially all of the assets of the Corporation, is based on available information and assumptions that management believes are (1) directly attributable to the sale of Textmunication, Inc..; (2) factually supportable; and (3) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on consolidated operating results. Certain of the most significant assumptions are set forth under the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

We have included the following unaudited pro forma condensed consolidated financial information solely for the purpose of providing stockholders with information that may be useful for purposes of considering and evaluating the proposal to approve the sale of our subsidiary Textmunication, Inc., which constitutes substantially all of the assets of the Corporation. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it indicative of the results of operations or financial position that may occur in the future.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the sale of our subsidiary Textmunication, Inc., which constitutes substantially all of the assets of the Corporation, occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results. The unaudited pro forma condensed consolidated financial information does not purport to reflect what we anticipate the actual state of operations to be following the completion of the sale of our subsidiary Textmunication, Inc., which constitutes substantially all of the assets of the Corporation. Furthermore, in future reports that we file with the SEC, the pro forma adjustments may differ from those that will be calculated for purposes of reporting discontinued operations in future filings. We caution stockholders that our future results of operations, including uses of cash and financial position, will significantly differ from those described in these unaudited pro forma condensed consolidated financial statements, and accordingly, these unaudited pro forma condensed consolidated financial statements should be read in conjunction with the disclosures in the information statement to which they are attached regarding the nature of our business following completion of the transaction The unaudited pro forma consolidated financial information and the accompanying unaudited notes should be read in conjunction with our consolidated financial statements and notes thereto included by reference in this information statement.

43

RESONATE BLENDS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEETS

As of December 31, 2019

		Textmunication	Resonate
	Consolidated	Inc	Blends, Inc.
ASSETS
Current assets
Cash and cash equivalents	$53,139	$50,024	3,115
Receivables	52,603	52,603	-
Total current assets	105,742	102,627	3,115
Investment in equity method investee	25,000	-	25,000
TOTAL ASSETS	130,742	102,627	28,115

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities		-	-
Accounts payable and accrued liabilities	175,243	115,913	59,330
Due to related parties	11,650	11,750	(100)
Convertible notes payable, net of discount	171,436	-	171,436
Derivative liability	89,145	-	89,145
Settlement liability	106,961	-	106,961
Total current liabilities	554,435	127,663	426,772
Convertible notes payable, net of discount - Long term		-
Total liabilities	554,435	127,663	426,772
Stockholders’ deficit
Preferred stock, 5,933,333 shares authorized, $0.0001 par value, 4,000,000 issued and outstanding	400	-	400
Series B - Preferred stock, 66,667 shares authorized, $0.0001 par value, 66,667 issued and outstanding	0	-	-
Series C - Preferred stock, 2,000,000 shares authorized, $0.0001 par value, 2,000,000 issued and outstanding	200	-	200
Common stock; $0.0001 par value; 100,000,000 shares authorized; 17,153,936 and 2,435,179 shares issued and outstanding as of December 31, 2019 and 2018, respectively.	1,715	-	1,715
Additional paid-in capital	18,475,986	-	18,475,986
Accumulated deficit	(18,901,994)	(25,036)	(18,876,958)
Total Stockholders’ deficit	(423,693)	(25,036)	(398,657)
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$130,742	$102,627	$28,115

The accompanying notes are an integral part of these unaudited consolidated financial statements

44

RESONATE BLENDS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED

DECEMBER 31, 2019

		Textmunication	Resonate
	Consolidated	Inc	Blends Inc.
REVENUES	$1,050,161	$1,050,161	$-
COST OF REVENUES	392,674	392,674	-
Gross profit	657,487	657,487	-
Operating expenses
Advertising	60,776	21,831	38,944
General and administrative expenses	154,905	115,854	39,052
Legal and Professional fees	247,846	49,828	198,018
Officer Compensation	475,910	300,910	175,000
Salaries and Related	287,034	213,534	73,500
Sales Commission	82,236	82,236	-
Office Rent	22,050	22,050	-
Impairment of inhouse software	-	-	-
Non cash management fees	2,556,326	-	2,556,326
Total operating expenses	3,887,083	806,243	3,080,840
Loss from operations	(3,229,596)	(148,756)	(3,080,840)
Other Income (expense)
Other Income
Interest expense	(91,426)	(10,870)	(80,556)
Loss on change of derivative liability	-	-	-
Amortization of debt discount	(42,359)	-	(42,359)
Gain on settlement of derivative liabilities	44,528	-	44,528
Legal settlement	(106,961)	-	(106,961)
Gain on settlement of notes payable	24,939	-	24,939
Total other expense	(171,279)	(10,870)	(160,409)
Income (loss) from investment in equity method investee	(11,125)	-	(11,125)
NET INCOME (LOSS)	$(3,412,000)	$(159,626)	$(3,252,374)

Basic weighted average common shares outstanding	11,242,260
Net Income (loss) per common share: basic and diluted	(0.30)

The accompanying notes are an integral part of these unaudited consolidated financial statements

45

AMENDMENT TO OUR ARTICLES OF INCORPORATION

INCREASE IN AUTHORIZED COMMON STOCK

Purpose of and Rationale for the Amendment

We are currently authorized to issue a total of one hundred million (100,000,000) shares of Common Stock. Of this amount, 23,950,843 shares of Common Stock were outstanding as of May 22, 2020.

We are required to reserve sufficient shares of Common Stock for issuance upon conversion or exercise of our outstanding convertible debt securities and our Employee Stock Ownership Program (“ESOP”). We have reserved with our transfer agent approximately 49,266,000 shares of Common Stock for these conversions. We have 3,515,000 shares reserved under our ESOP.

Our Board of Directors has determined that it is in our best interest to increase the number of authorized shares of Common Stock to cover the aforementioned conversions and shares reserved for our ESOP. In addition, the Board of Directors believes that the Amendment will provide us with greater flexibility by increasing our authorized capital to allow us to issue additional shares of Common Stock as the Board of Directors deems necessary or advisable. The Company has indicated that it intends to raise capital from the sale of its equity securities and it is in the process of doing so currently. Aside from the shares reserved for note conversions, the Company’s ESOP, and current fundraising efforts, the Company has no plans to use the additional shares of common stock as a result of the increase in authorized common stock.

As a result, our current authorized shares of 100,000,000 is insufficient to cover the estimated 49,266,000 shares of Common Stock necessary for issuance upon exercise or conversion of our convertible debt, the increases to the existing reservations to cover the anticipated decrease in our stock price as a result of the conversions, to reserve our ESOP and to plan for current and future financings. Consequently, the Amendment to increase our authorized shares of Common Stock is necessary in order to validly issue shares of common stock upon the conversion or exercise of these securities, to fund our ESOP and to provide for current and future financings.

A copy of the Amendment is included as Annex C to this Information Statement.

The Board of Directors believes that an increase in the total number of shares of authorized Common Stock will give us greater flexibility in responding quickly to advantageous financing and business opportunities that involve the direct or indirect issuance of additional shares of common stock and attracting and retaining key personnel through the issuance of stock incentive awards. The Amendment to increase our authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue authorized common stock or other securities convertible into or exercisable or exchangeable for common stock without requiring future stockholder approval of such issuances, except as may be required by our Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of our company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company. The Board of Directors is not currently aware of any attempt to take over or acquire our company. While it may be deemed to have potential anti-takeover effects, the amendment is not prompted by any specific effort or takeover threat currently perceived by management.

One of the effects of the increase in authorized share capital, if adopted, however, may be to enable the Board to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (including private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company, which the stockholders of the Company might view as desirable.

46

Effect on Outstanding Common Stock

The additional shares of Common Stock authorized by the Amendment will have the same privileges as the shares of Common Stock currently authorized and issued. Stockholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Interests of Certain Persons in the Action

Aside from the noteholders that may convert their debt into Common Stock, we do not believe that there are stockholders with interests in the Amendment that are different from or greater than those of any other of our stockholders.

Anti-Takeover Effects

Although the Amendment is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock.

47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of May 22, 2020, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Unless otherwise stated, the address for each beneficial owner is at 26565 Agoura Road, Suite 200 Calabasas, CA 91302.

Name and Address of Beneficial Owner	Common Stock		Series C Preferred Stock
	Number of Shares Owned	Percent of Class(1)(2)	Number of Shares Owned	Percent of Class(1)(2)
Geoffrey Selzer	1,053,312	4.4%	2,000,000	100%
David Thielen	1,500,000	6.3%	-	-
Pam Kerwin	124,228	0.5%	-	-
All Directors and Executive Officers as a Group (3 persons)	2,677,540	11.7%	2,000,000	100%
5% Holders
Wais Asefi	2,722,029	11.3%	-	-
Nick Miniello	1,500,000	6.3%	-	-

(1)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants.
(2)	The percent of class is based on 23,950,843 shares of common stock outstanding and 2,000,000 shares of Series C Preferred Stock outstanding as of May 22, 2020.

48

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements by delivering a single copy of these materials to an address shared by two or more stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Information Statement. In that event, a single Information Statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Information Statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate Information Statement to us at:

RESONATE BLENDS, INC.

26565 Agoura Road, Suite 200

Calabasas, CA 91302

571-888-0009

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

49

Annex A

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (the “Agreement”) made as of this 22nd day of May, 2020, by and between Resonate Blends, Inc., a Nevada corporation (the “Seller”), and Wais Asefi (“Asefi”), Nick Miniello, Juleon Asefi, and Curt Byers (each a “Buyer”, and collectively, the “Buyers”).

WITNESSETH:

WHEREAS, the Seller owns one hundred percent (100%) of the outstanding common stock (the “Shares”), of Textmunication, Inc., a California corporation (the “Company”), and the Buyers desire to purchase from the Seller, and Seller desires to sell, the Shares upon the terms and conditions hereinafter set forth herein.

WHEREAS, simultaneously with the execution and delivery hereof and subject to the consummation of the transactions contemplated hereby, the Seller and Asefi are entering into the Separation Agreement and Release (the “Termination Agreement”), in the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and upon the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES.

Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), the Seller will sell, assign and transfer to the Buyers and the Buyers will purchase from the Seller all rights of the Seller in and to the Shares (the “Sale”), free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. The Shares shall be allocated among the Buyers as set forth in Annex A hereto.

ARTICLE II

CONSIDERATION

In consideration for the Shares, the Buyer shall deliver to the Seller for cancellation 4,822,029 shares of common stock, par value $0.0001 per share, of Seller (the “KOAN Shares”).

ARTICLE III

CLOSING

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company, at 10:00 a.m. (local time) on the date that is two business days following the satisfaction or waiver of each of the conditions set forth in Article 8 unless Buyers and Seller agree otherwise.

ARTICLE IV

SELLER REPRESENTATIONS AND WARRANTIES.

Seller hereby represents and warrants to Buyers, as of the date hereof and as of the Closing Date as though made at the Closing Date, subject to such exceptions as are specifically disclosed in writing (with reference to a specific section of this Agreement to which each such exception applies; provided, however, that if any section of the Seller Disclosure Letter, as defined below, discloses an item or information in such a way as to make its relevance to the disclosure required by another section reasonably apparent based upon the substance of such disclosure, the matter shall be deemed to have been disclosed in such other section of the Seller Disclosure Letter, notwithstanding the omission of an appropriate cross-reference to such other section) in a disclosure letter supplied by Seller to the Buyers, dated as of the date hereof and certified by a duly authorized officer of Seller (the “Seller Disclosure Letter”), as follows:

A-1

4.1 Organization and Qualification.

(a) Each of Seller, the Company and the Company’s subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of the Company and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 11.3(c)) on the Company or its subsidiaries. Each of the Company and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect on the Company or its subsidiaries.

(b) The Company has no subsidiaries except for the entities identified in Section 4.1(b) of the Seller Disclosure Letter. Neither the Company nor any of its subsidiaries has agreed, is obligated to make, or is bound by, any written, oral or other agreement, contract, sub-contract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sub-license, insurance policy, benefit plan, commitment, or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity. Neither the Company nor any of its subsidiaries directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

4.2 Certificate of Incorporation and Bylaws. The Company and each of its subsidiaries has previously furnished to the Buyers a complete and correct copy of its Certificate of Incorporation and Bylaws or any equivalent organizational documents, as amended to date. Such Certificate of Incorporation, Bylaws and equivalent organizational documents of the Company and each of its subsidiaries are in full force and effect. Neither the Company nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent organizational documents.

4.3 Capitalization.

(a) The authorized capital stock of the Company consists of ten million (10,000,000) shares of common stock, no par value, of which only the Shares are issued and outstanding. The Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in Section 4.3 (a) of the Seller Disclosure Letter, the Company owns all of the issued and outstanding shares of its subsidiaries, which shares have been duly authorized and are validly issued, fully paid and non-assessable. The Shares and all outstanding shares of capital stock of each subsidiary of the Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issues, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined below) and (ii) all requirements set forth in applicable contracts, agreements, and instruments.

(b) Seller owns the Shares free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one or more subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of the Company or any subsidiary of the Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. There are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Seller, the Company or any of their subsidiaries is a party or by which they are bound obligating Seller, the Company or any of their subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. As of the date of this Agreement, there are no registration rights and there is, no voting trust, stockholders’ agreement, proxy, rights plan, antitakeover plan or other agreement or understanding to which the Company or any of its subsidiaries is a party or by which they are bound with respect to any equity security of any class of Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

A-2

4.4 Authority. Seller has all necessary corporate power and authority to execute and deliver this Agreement and the Termination Agreement and to perform its respective obligations hereunder and thereunder and, subject to obtaining the approval of the stockholders of Seller of the Sale, to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of this Agreement and the Termination Agreement by Seller and the consummation by Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Seller and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or the Termination Agreement or to consummate the transactions so contemplated (other than, with respect to the Sale, the approval and adoption of this Agreement and the approval of the Sale by holders of a majority of the outstanding shares of Seller’s capital stock in accordance with Nevada Law and Seller’s Articles of Incorporation and Bylaws). Each of this Agreement and the Termination Agreement has been duly and validly executed and delivered by Seller and, assuming the due authorization, execution and delivery by other party or partis thereto, constitutes legal and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

4.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement and the Termination Agreement by Seller does not, and the performance of this Agreement by Seller will not, (i) conflict with or violate the Articles of Incorporation or Bylaws or equivalent organizational documents of Seller or any of its subsidiaries, (ii) subject to obtaining the approval of Seller’s stockholders in favor of approval and adoption of this Agreement and approval of the Sale, and obtaining the consents, approvals, authorizations and permits and making registrations, filings and notifications set forth in Section 4.5(b) hereof (or Section 4.5(b) of the Seller Disclosure Letter), to the best of Seller’s knowledge, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Seller, the Company or any of their respective subsidiaries or by which any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company’s or any of its subsidiaries rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Seller, the Company or any of their subsidiaries is a party or by which Seller, the Company, any of their subsidiaries or any of their respective properties are bound or affected, except in the case of clauses (ii) and (iii), to the extent such conflict, violation, breach, default, impairment or other effect could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or its subsidiaries.

(b) The execution and delivery of each of this Agreement and the Termination Agreement by Seller does not, and the performance of each of this Agreement and the Termination Agreement by Seller will not, require any consent, approval, authorization or permit of, or registration, filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (each, a “Governmental Entity” and, collectively, “Governmental Entities”), except for, in the case of this Agreement, (i) applicable requirements, if any, of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), state securities laws (“Blue Sky Laws”), and the rules and regulations promulgated thereunder and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (A) would not prevent consummation of the Sale or otherwise prevent Seller from performing its obligations under this Agreement or the Termination Agreement, or (B) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or its subsidiaries.

A-3

4.6 SEC Filings. Seller has made available to the Buyers a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Seller with the Securities and Exchange Commission (the “SEC”) on or after January 1, 2018 and prior to the date of this Agreement (the “Seller SEC Reports”), which are all the forms, reports and documents required to be filed by Seller with the SEC since such date. The Seller SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Company nor any of its subsidiaries is required to file any reports or other documents with the SEC.

4.7 Compliance; Permits.

(a) Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which its or any of their properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective properties is bound or affected, except for any conflicts, defaults or violations that (individually or in the aggregate) would not have a Material Adverse Effect on the Company or its subsidiaries. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of Seller, threatened against the Company or its subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or its subsidiaries.

(b) The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Entities which are material to the operation of the business of the Company and its subsidiaries (collectively, the “Company Permits”). The Company and its subsidiaries are in compliance in all material respects with the terms of the Company Permits.

4.8 No Undisclosed Liabilities; Controls.

(a) Neither the Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP, which are, individually or in the aggregate, material to the business, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole except (i) liabilities reflected in the Seller Disclosure Letter, or (ii) liabilities of the Company or its subsidiaries incurred thereby following the date hereof in the ordinary course of business.

(b) Except as stated in the Seller SEC Reports, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as stated in the Seller SEC Reports, the and its subsidiaries have established disclosure controls and procedures and designed such disclosure controls and procedures to ensure that material information relating thereto, including the its subsidiaries, is made known to the executive officers and directors of the Company by others within those entities. The Seller has made available to the Buyers copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures. The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries all to the extent required by generally accepted accounting principles.

A-4

4.9 Absence of Certain Changes or Events. Since the date of the last filed Seller SEC Report, there has not been: (i) any Material Adverse Effect on the Company or any of its subsidiaries, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s or any of its subsidiaries’ capital stock, or any purchase, redemption or other acquisition by Seller or the Company of any of the Company’s capital stock or any other securities of the Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company’s or any of its subsidiaries’ capital stock, (iv) any granting by the Company or any of its subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company or any of its subsidiaries of any increase in severance or termination pay or any entry by the Company or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Seller of the nature contemplated hereby, (v) entry by the Company or any of its subsidiaries into any sale, licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 4.18 hereof) or other property thereof, other than licenses in the ordinary course of business consistent with past practice, and other than any licenses disclosed on Section 4.18(j) of the Seller Disclosure Letter, (vi) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, (vii) any revaluation by the Company or any of its subsidiaries of any of its or their assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable, or (viii) any sale of assets of the Company or its subsidiaries other than in the ordinary course of business.

4.10 Absence of Litigation. Except as set forth in Section 4.10 of the Seller Disclosure Letter, there are no claims, actions, suits or proceedings pending or, to the knowledge of Seller, threatened (or, to the knowledge of Seller, any governmental or regulatory investigation pending or threatened) against the Company or any of its subsidiaries or any properties or rights of the Company or any of its subsidiaries, before any Governmental Entity.

4.11 Employee Benefit Plans.

(a) Neither the Company nor any of its subsidiaries has at any time ever maintained, established, sponsored, participated in, or contributed to, any employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document and including, without limitation, all “employee benefit plans” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) covering (i) any active or former employee, director or consultant of the Company, (ii) any subsidiary of the Company, or (iii) any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with the Company within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), or with respect to which the Company or any of its subsidiaries has or, to Seller’s knowledge, may in the future have liability.

(b) Neither the Company nor any of its subsidiaries has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Seller or any of its subsidiaries contributed to or been requested to contribute to any “multiemployer plan,” as such term is defined in ERISA or to any plan described in Section 413(c) of the Code. Neither the Company, any of its subsidiaries, nor any officer or director of the Company or any of its subsidiaries is subject to any liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA. There are no audits, inquiries or proceedings pending or, to the knowledge of Seller, threatened by the Internal Revenue Service or Department of Labor with respect to any employee benefit plan of the Company or any of its subsidiaries.

(c) Neither the Company nor any of its subsidiaries has in any material respect, violated any of the health continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the requirements of Family Medical Leave Act of 1993, as amended, the requirements of the Women’s Health and Cancer Rights Act, as amended, the requirements of the Newborns’ and Mothers’ Health Protection Act of 1996, as amended, or any similar provisions of state law applicable to employees of the Company or any of its subsidiaries.

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(d) Except as otherwise provided in the Termination Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company or any of its subsidiaries.

4.12 Labor Matters. (i) There are no controversies pending or, to the knowledge of Seller, threatened, between the Company or any of its subsidiaries and any of their respective employees; (ii) as of the date of this Agreement, neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or its subsidiaries nor does the Company or its subsidiaries know of any activities or proceedings of any labor union to organize any such employees; and (iii) as of the date of this Agreement, neither the Company nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of the Company or any of its subsidiaries. There is no pending or, to the knowledge of Seller, threatened labor dispute involving the Company or any of its subsidiaries and any group of its employees nor has the Company or any of its subsidiaries experienced any labor interruptions over the past three (3) years, and the Company and its subsidiaries consider their relationships with their employees to be good. The Company and its subsidiaries are in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations regarding employment, employment practices, terms and conditions of employment and wages and hours.

4.13 Restrictions on Business Activities. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or any of its subsidiaries which has or could reasonably be expected to have the effect, in any material respect, of prohibiting or impairing any present business practice of the Company or any of its subsidiaries, any acquisition of property by the Company or any of its subsidiaries or the conduct of business by the Company or any of its subsidiaries as currently conducted.

4.14 Title to Property. Except as set forth on Section 4.14 of the Seller Disclosure Letter, neither the Company nor any of its subsidiaries owns any material real property. Except as set forth on Section 4.14 of the Seller Disclosure Letter, the Company and each of its subsidiaries have good and defensible title to all of their material real and personal properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby; and all leases pursuant to which the Company or any of its subsidiaries lease from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which the Company or subsidiary has not taken adequate steps to prevent such default from occurring). All the plants, structures and equipment owned by or being acquired under a capital lease by the Company and its subsidiaries, except such as may be under construction, are in good operating condition and repair, in all material respects, subject to normal wear and tear.

4.15 Taxes.

(a) Definition of Taxes. For all purposes of and under this Agreement, “Tax” or “Taxes” refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

(b) Tax Returns and Audits.

(i) The Company and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports (“Company Returns”) relating to Taxes required to be filed by the Company and each of its subsidiaries with any Tax authority, except such Returns which are not material to the Company or which are for taxes being contested. Such Company Returns are true and correct in all material respects, have been completed in accordance with applicable law, and all Taxes shown to be due on such Company Returns have been paid. There are no liens for Taxes (other than Taxes not yet due and payable) upon any assets of the Company or any of its subsidiaries.

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(ii) The Company and each of its subsidiaries as of the Closing Date will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act (“FICA”), Taxes pursuant to the Federal Unemployment Tax Act (“FUTA”) and other Taxes required to be withheld.

(iii) Neither the Company nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company or any of its subsidiaries, nor has the Company or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(iv) No audit or other examination of any Company Return by any Tax authority is presently in progress, nor has the Seller, the Company or any of its subsidiaries been notified of any request for such an audit or other examination.

(v) No adjustment relating to any Company Returns filed by the Company or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to the Company or any of its subsidiaries or any representative thereof.

(vi) Neither the Company nor any of its subsidiaries has any liability for any unpaid Taxes, contingent or otherwise, which could be deemed to be material to the Company or its subsidiaries, other than any liability for unpaid Taxes that may have accrued since the date of the latest financial statements of the Seller included in the Seller SEC Reports in connection with the operation of the business of the Company and its subsidiaries in the ordinary course.

(vii) There is no contract, agreement, plan or arrangement to which the Company or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Seller is a party or by which it is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

(viii) Neither the Company nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company or any of its subsidiaries.

(ix) Neither the Company nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement.

(x) None of the Company’s or its subsidiaries’ assets are tax exempt use property within the meaning of Section 168(h) of the Code.

(xi) Neither the Company nor any subsidiary of the Company has participated as either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

4.16 Environmental Matters. Except as set forth on Section 4.16 of the Seller Disclosure Letter, the operations of the Company and each of its subsidiaries are and have been in compliance in all material respects with all applicable Environmental Laws (as defined below), which compliance includes obtaining, maintaining in good standing and complying in all material respects with all Environmental Permits (as defined below) and no action or proceeding is pending or threatened to revoke, modify or terminate any such Environmental Permit, and, to the knowledge of Seller, no facts, circumstances or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require currently unbudgeted capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

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“Environmental Law” means any law, as now or hereafter in effect, in any way relating to the protection of human health and safety, the environment or natural resources including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq. ), the Hazardous Materials Transportation Act (49 U.S.C. App. § 1801 et seq. ), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq. ), the Clean Water Act (33 U.S.C. § 1251 et seq. ), the Clean Air Act (42 U.S.C. § 7401 et seq. ) the Toxic Substances Control Act (15 U.S.C. § 2601 et seq. ), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. § 136 et seq. ), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq. ), as each has been or may be amended and the regulations promulgated pursuant thereto.

“Environmental Permit” means any permit required by Environmental Laws for the operation of such company.

4.17 Brokers. Seller has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

4.18 Intellectual Property.

(a) For the purposes of this Agreement, the following terms have the following definitions:

(i) “Intellectual Property” means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all mask works, mask work registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology; (v) domain names, uniform resource locators and other names and locators associated with the Internet, (vi) all computer software, including all source code, object code, firmware, development tools, files, records and data, and all media on which any of the foregoing is recorded; (vii) all industrial designs and any registrations and applications therefor throughout the world; (viii) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (ix) all databases and data collections and all rights therein throughout the world; (x) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (xi) any similar or equivalent rights to any of the foregoing anywhere in the world.

(ii) “Company Intellectual Property” shall mean any Intellectual Property that is owned by, or exclusively licensed to, the Company or any of its subsidiaries.

(iii) “Registered Intellectual Property” means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

(iv) “Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by, or filed in the name of, the Company or any of its subsidiaries.

(b) Section 4.18(b) of the Seller Disclosure Letter contains a complete and accurate list of (i) all Company Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Company Registered Intellectual Property has been issued or registered, and (ii) all proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office (the “PTO”) or equivalent authority anywhere else in the world) related to any of Company Registered Intellectual Property.

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(c) Section 4.18(c) of the Seller Disclosure Letter contains a complete and accurate list (by name and version number) of all products, software or service offerings of the Company or any of its subsidiaries (collectively, “Company Products”) that have been sold, distributed or otherwise disposed of in the five (5)-year period preceding the date hereof or which the Company or any of its subsidiaries currently intends to sell, distribute or otherwise dispose of in the future, including any products or service offerings under development.

(d) No Company Intellectual Property or Company Product is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company or any of its subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product.

(e) Each item of Company Registered Intellectual Property is valid and existing, all necessary registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining or perfecting such Company Registered Intellectual Property.

(f) Section 4.18(f) of the Seller Disclosure Letter contains a complete and accurate list of all actions that are required to be taken by the Company within ninety (90) days of the date hereof with respect to any of Company Registered Intellectual Property.

(g) The Company owns and has good and exclusive title to each item of Company Intellectual Property owned by it, free and clear of any lien or encumbrance (excluding non-exclusive licenses and related restrictions granted in the ordinary course). Without limiting the generality of the foregoing, (i) to the knowledge of Seller, the Company or its subsidiaries are the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of the Company and its subsidiaries, including the sale, distribution or provision of any Company Products by the Company or any of its subsidiaries , (ii) the Company or its subsidiaries own exclusively, and have good title to, all copyrighted works that are included or incorporated into Company Products or which the Company or any of its subsidiaries otherwise purports to own, and (iii) to the knowledge of the Seller, the manufacture, sale or use of Company Products does not infringe any patents.

(h) To the extent that any technology, software or Intellectual Property has been developed or created independently or jointly by a third party for the Company or any of its subsidiaries, or is incorporated into any of Company Products, the Company and its subsidiaries have a written agreement with such third party with respect thereto and the Company and its subsidiaries thereby either (i) have obtained ownership of, and are the exclusive owner of, or (ii) have obtained perpetual, irrevocable, worldwide non-terminable licenses (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party’s Intellectual Property in such work, material or invention by operation of law or by valid assignment or license, to the fullest extent it is legally possible to do so.

(i) Neither the Company nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was Company Intellectual Property, to any third party, or knowingly permitted the Company’s rights in such Company Intellectual Property to lapse or enter the public domain other than for trademarks for Company Products no longer sold by the Company for which the Company has let the applicable trademark rights become abandoned in the Company’s ordinary course of business.

(j) Other than “shrink wrapped” and similar widely available commercial end-user licenses, Section 4.18(j) of the Seller Disclosure Letter contains a complete and accurate list of all contracts, licenses and agreements to which the Company or any of its subsidiaries is a party (i) with respect to Company Intellectual Property licensed or transferred to any third party, or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to the Company or any of its subsidiaries.

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(k) All contracts, licenses and agreements relating to either (i) Company Intellectual Property or (ii) Intellectual Property of a third party licensed to the Company or any of its subsidiaries, are, to the knowledge of Seller, in full force and effect. The consummation of the transactions contemplated by this Agreement and the Termination Agreement will neither violate nor result in the breach, modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, such contracts, licenses and agreements. Each of the Company and its subsidiaries is in compliance with, and has not breached any term of any such contracts, licenses and agreements and, to the knowledge of Seller, all other parties to such contracts, licenses and agreements are in compliance with, and have not breached any term of, such contracts, licenses and agreements. Following the Closing Date, the Buyers will be permitted to exercise all of the Company’s and its subsidiaries’ rights under such contracts, licenses and agreements to the same extent the Company and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company or any of its subsidiaries would otherwise be required to pay. Following the Closing Date, the Buyers will be permitted to exercise all of the Company’s and its subsidiaries’ rights under such contracts, licenses and agreements to the same extent as the Company and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without being required to pay any additional amounts or consideration other than fees, royalties or payments which the Company or its subsidiaries would otherwise be required to pay had such transactions contemplated hereby not occurred.

(l) The operation of the business of the Company and its subsidiaries as such business currently is conducted, including (i) the Company’s and its subsidiaries’ design, development, manufacture, distribution, reproduction, marketing or sale of the products, software or services of the Company and its subsidiaries (including Company Products), and (ii) the Company’s use of any product, device or process, to the knowledge of Seller, has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or, to its knowledge, constitute unfair competition or trade practices under the laws of any jurisdiction.

(m) Company Intellectual Property constitutes all the Intellectual Property owned by the Company or exclusively licensed to the Company and used in and/or necessary to the conduct of the business of the Company and its subsidiaries as it currently is conducted, and as it is currently planned or contemplated to be conducted by the Company and its subsidiaries, including, without limitation, the design, development, manufacture, use, import and sale of products, technology and performance of services (including Company Products).

(n) Neither the Company nor any of its subsidiaries has received notice from any third party that the operation of the business of the Company or any of its subsidiaries or any act, product or service of the Company or any of its subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

(o) To the knowledge of Seller, no person has or is infringing or misappropriating any Company Intellectual Property.

(p) The Company and each of its subsidiaries has taken reasonable steps to protect the Company’s and its subsidiaries’ rights in the Company’s confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to the Company or any of its subsidiaries, and, without limiting the foregoing, each of the Company and its subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to the Buyers and all current and former employees and contractors of the Company and any of its subsidiaries have executed such an agreement, except where the failure to do so is not reasonably expected to be material to the Company.

4.19 Agreements, Contracts and Commitments.

(a) Except as set forth on Section 4.19(a) of the Seller Disclosure Letter, neither the Company nor any of its subsidiaries is a party to or is bound by:

(i) any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of the Company’s Board of Directors, other than those that are terminable by the Company or any of its subsidiaries on no more than thirty (30) days’ notice without liability or financial obligation to the Company;

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(ii) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the Termination Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the Termination Agreement;

(iii) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale, license, distribution, reselling or other transfer of software products in the ordinary course of business or in connection with the provision of services in the ordinary course of business;

(iv) any agreement, contract or commitment containing any covenant limiting in any respect the right of the Company or any of its subsidiaries to engage in any line of business presently conducted by the Company or any subsidiary, or to compete with any person or granting any exclusive distribution rights;

(v) any agreement, contract or commitment currently in force relating to the disposition or acquisition by the Company or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which the Company or any of its subsidiaries has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than the Company’s subsidiaries;

(vi) any dealer, distributor, joint marketing or development agreement currently in force under which the Company or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of sixty (60) days or less, or any material agreement pursuant to which the Company or any of its subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Seller or any of its subsidiaries and which may not be canceled without penalty upon notice of sixty (60) days or less;

(vii) any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to the Company and its subsidiaries taken as a whole;

(viii) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Company Products, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Company Products, services or technology, except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon written notice of ninety (90) days or less;

(ix) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

(x) any material settlement agreement entered into within three (3) years prior to the date of this Agreement; or

(xi) any other material agreement, contract or commitment currently in force that is outside the ordinary course of business or that has a value of $50,000 or more within a twelve (12) month period in any individual case.

(b) Neither the Company nor any of its subsidiaries, nor to Seller’s knowledge any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither the Company nor any of its subsidiaries has received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which the Company or any of its subsidiaries is a party or by which it is bound that are required to be set forth in the Seller Disclosure Letter (any such agreement, contract or commitment, a “Company Contract”) in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

4.20 Insurance. The Company maintains insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and its subsidiaries (collectively, the “Insurance Policies”) which are of the type and in amounts customarily carried by persons conducting businesses similar to those of the Company and its subsidiaries. There is no material claim by the Company or any of its subsidiaries pending under any of the Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. The Company is not aware of, and has not received notice under any Insurance Policies of, (i) an insurer’s intention or threat to cancel or terminate any of the Insurance Policies, (ii) an insurer’s intention or threat to increase the premiums due under any of the Insurance Policies.

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4.21 Board Approval. The Board of Directors of Seller has, as of the date of this Agreement, (i) approved this Agreement and the transactions contemplated hereby, subject to stockholder approval, (ii) determined that the Sale is fair to and in the best interests of the stockholders of Seller, and (iii) recommended that the stockholders of Seller approve and adopt this Agreement and approve the Sale.

4.22 Political Contributions; Foreign Corrupt Practices Act.

(a) Neither the Company nor any of the any subsidiary thereof has, and no person or entity acting on behalf or at the request of the Company or any of its subsidiaries has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

(b) No officer, director or affiliate of the Company or any of the subsidiaries thereof, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

(c) Neither the Company or any of subsidiaries thereof, nor, to the best knowledge of the Seller, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company or any of the subsidiaries thereof, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company’s internal accounting controls and procedures are sufficient to cause the Company and each subsidiaries thereof to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

4.23 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Seller’s common stock, $.0001 par value (“Seller Common Stock”) and Series C Preferred Stock, is the only vote of the holders of any class or series of Seller’s capital stock necessary to approve and adopt this Agreement and approve the Sale.

ARTICLE V

BUYER REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally, but not jointly, hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date as though made at the Closing Date, subject to such exceptions as are specifically disclosed in writing (with reference to the specific sections of this Agreement to which each such exception applies; provided, however, that if any section of the Buyer Disclosure Letter, as defined below, discloses an item or information in such a way as to make its relevance to the disclosure required by another section reasonably apparent based upon the substance of such disclosure, the matter shall be deemed to have been disclosed in such other section of the Buyer Disclosure Letter, notwithstanding the omission of an appropriate cross-reference to such other section) in the disclosure letter supplied by the Buyers to Seller, dated as of the date hereof (the “Buyer Disclosure Letter”), as follows:

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5.1 Authority Relative to this Agreement.

(a) Such Buyer has all necessary power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and thereunder, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by such Buyer and the consummation by such Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of such Buyer and no other proceedings on the part of such Buyer are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement have been duly and validly executed and delivered by such Buyer and, assuming the due authorization, execution and delivery by Seller, constitute legal and binding obligations of such Buyer, enforceable against such Buyer in accordance with their respective terms.

(b) Each Buyer is an individual who has reached the age majority in his state of residence and has all necessary requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use his properties and assets and to carry on the business in which he is now engaged and the businesses in which he contemplates engaging.

5.2 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by such Buyer does not, and the performance of this Agreement by such Buyer will not, to the best of such Buyer’s knowledge, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Buyer or by which his respective properties are bound or affected, or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair such Buyer’s or any such subsidiary’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of such Buyer or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Buyer is a party or by which such Buyer or its or any of his respective properties are bound or affected.

(b) The execution and delivery of this Agreement by such Buyer does not, and the performance of this Agreement by such Buyer will not, require any consent, approval, authorization or permit of, or registration, filing with or notification to, any Governmental Entity, except for (i) applicable requirements, if any, of applicable Federal and state securities laws, and foreign Governmental Entities and the rules and regulations promulgated thereunder, and where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (i) would not prevent consummation of the Sale or otherwise prevent such Buyer from performing his obligations under this Agreement, or (B) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on such Buyer or the Buyers taken as a whole.

5.3 Information Statement. None of the information supplied or to be supplied by such Buyer for inclusion or incorporation by reference in Seller’s Information Statement on Form 14C relating to the Sale will, on the date the Information Statement is mailed to the stockholders of Seller and as of the date of the Sale, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.4 Brokers. Such Buyer has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

5.5 Investment Representations. Such Buyer is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as well as a sophisticated investor. Such is purchasing the Shares for its own account, for investment purposes only and has no current arrangements or understandings for the resale or distribution to others and has no present intent of distributing or reselling the Shares acquired thereby in violation of the Securities Act or any applicable state securities law. Such Buyer acknowledges that the offer and sale of the Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act, and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available. Such Buyer understands and agrees that the Shares will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT.

5.6 Patriot Act Compliance. Such Buyer hereby represents and warrants that such Buyer is not, nor is it acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury.

5.7 Access to Information. By virtue of such Buyer’s position, he has access to the same kind of information which would be available in a registration statement filed under the Securities Act.

ARTICLE VI

CONDUCT PRIOR TO THE CLOSING

6.1 Conduct of Business by Seller.

(a) During the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to its terms or the Closing Date, the Seller, the Company, and each of their respective subsidiaries shall, except to the extent that the other parties shall otherwise consent in writing, carry on its business, in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings. In addition, the parties will promptly notify each other of any material event involving its business or operations.

(b) Except as permitted or required by the terms of this Agreement, during the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, Seller shall not do any of the following, and shall not permit any of its subsidiaries to do any of the following, except to the extent that the other party shall otherwise consent in writing:

(i) purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

(ii) acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization, entity or division thereof, or otherwise acquire or agree to acquire all or substantially all of the assets of any of the foregoing, or enter into any joint ventures, strategic partnerships or similar alliances;

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(iii) incur or enter into any agreement, contract or other commitment or arrangement requiring such party or any of its subsidiaries to make payments in excess of $50,000 in any individual case, or $100,000 in the aggregate;

(v) engage in any action with the intent to, directly or indirectly, adversely impact or materially delay the consummation of the Sale or any of the other transactions contemplated by this Agreement; or

(vi) agree in writing or otherwise to take any of the actions described in Section 6.1(b)(i) through Section 6.1(b)(v) , inclusive.

(c) Notwithstanding anything contained in this Article VI, it is expressly agreed and understood that any action which might otherwise fall within the description of Section 6.1(a) or 6.1(b), but which could not be reasonably expected to materially affect the business, operations or value of such party, shall not be prohibited by Article VI; provided, however, that prompt notice of any such actions shall be provided by the party taking such action to the other.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Information Statement. As promptly as practicable after the execution of this Agreement, Seller shall take all action necessary in accordance with Nevada Law, its Articles of Incorporation and Bylaws and the Exchange Act to solicit a majority of the stockholders of Seller to act by written consent to approve this Agreement and the Sale. Thereafter, Seller shall as promptly as practicable prepare and file with the SEC an information statement to be delivered to the stockholders of Seller in connection with the Sale (the “Information Statement”). Each Buyer shall promptly provide to Seller all information concerning its business and financial statements and affairs as reasonably may be required or appropriate for inclusion in the Information Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with Seller’s counsel and auditors in the preparation of the Information Statement. Seller shall promptly respond to any comments of the SEC, and shall use its best reasonable efforts to have the Information Statement cleared by the SEC as promptly as practicable after such filing. Seller shall cause the Information Statement to be mailed to its stockholders at the earliest practicable time after it is cleared by the SEC. As promptly as practicable after the date of this Agreement, Seller and each Buyer shall prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Federal, foreign, state “blue sky” or related laws relating to the Sale and the transactions contemplated by this Agreement (the “Other Filings”). Seller shall promptly supply upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Information Statement or any Other Filing, or for additional information and shall supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the Information Statement, the Sale or any Other Filing. Seller and each Buyer shall cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 7.1(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Information Statement or any Other Filing, Seller or any Buyer, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to the stockholders of Seller and any Buyer, such amendment or supplement.

7.2 Access to Information. During the period commencing with the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to its terms and the Closing Date, Seller shall afford each Buyer and its and the Company’s accountants, counsel and other representatives reasonable access during normal business hours to the properties, books, records and personnel of Seller to obtain all information concerning the business of the Company and its subsidiaries, including, without limitation, the status of its product development efforts, properties, results of operations and personnel, as any Buyer may reasonably request. No information or knowledge obtained by any Buyer during the course of any investigation conducted pursuant to this Section 7.5 shall affect, or be deemed to modify in any respect any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Sale contained herein.

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7.3 No Solicitation.

(a) During the period commencing with the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to its terms and the Closing Date, Seller, the Company, and their respective subsidiaries shall not, nor will they authorize any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in Section 7.3(b) hereof), (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions or negotiations with any person with respect to any Acquisition Proposal, except as to the existence of these provisions, (iv) approve, endorse or recommend any Acquisition Proposal, or (v) enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any Acquisition Proposal.

(b) For all purposes of and under this Agreement, the term “Acquisition Proposal” shall mean any transaction or series of related transactions, other than the transactions contemplated by this Agreement, involving (i) any acquisition or purchase from Seller by any person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than a twenty-five percent (25%) interest in the total outstanding voting securities of Seller or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning five percent (5%) or more of the total outstanding voting securities of Seller or any of its subsidiaries, or any sale, consolidation, business combination or similar transaction involving Seller pursuant to which the stockholders of Seller immediately preceding such transaction would hold less than ninety five percent (95%) of the equity interests in the surviving or resulting entity of such transaction; (ii) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than five percent (5%) of the assets of Seller; (iii) any liquidation or dissolution of Seller; or (iv) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of any of the assets or securities of Seller.

(c) In addition to the obligations of Seller set forth in Section 7.3(a) hereof, Seller shall advise the Buyers, as promptly as practicable, and in any event within twenty-four (24) hours, orally, of (i) any request for information which Seller reasonably believes could lead to an Acquisition Proposal or, (ii) any Acquisition Proposal, or (iii) any inquiry with respect to or which Seller reasonably should believe could lead to any Acquisition Proposal, the (iv) material terms and conditions of any such request, Acquisition Proposal or inquiry, and (v) the identity of the person or group making any such request, Acquisition Proposal or inquiry. Seller shall keep the Buyers informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.

7.4 Public Disclosure. The Buyers and the Seller shall consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to this Agreement, the Sale or an Acquisition Proposal, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or any listing agreement with a national securities exchange. The parties hereto have agreed to the text of the joint press release announcing the signing of this Agreement.

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7.5 Reasonable Efforts; Notification.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Sale and the other transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to accomplish the following: (i) the taking of all reasonable actions necessary to cause the conditions precedent set forth in Article VI hereof to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities, and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any), and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties which may be required or desirable as a result of, or in connection with, the transactions contemplated by this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (v) the execution or delivery of any additional certificates, instruments and other documents necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, each Buyer and the Seller and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Sale, this Agreement or any of the transactions contemplated by this Agreement, use all commercially reasonable efforts to ensure that the Sale and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Sale, this Agreement and the transactions contemplated hereby. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to require any Buyer or the Seller or any subsidiary or affiliate thereof to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

(b) Seller shall give prompt notice to the Buyers upon becoming aware that any representation or warranty made by Seller in this Agreement has become untrue or inaccurate, or that Seller has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 8.3(a) or Section 8.3(b) hereof would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of Seller, or the conditions to the obligations of the parties under this Agreement.

(c) Such Buyer shall give prompt notice to Seller upon becoming aware that any representation or warranty made by such Buyer in this Agreement has become untrue or inaccurate, or that such Buyer has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 8.2(a) or Section 8.2(b) hereof would not be satisfied, provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of such Buyer, or the conditions to the obligations of the parties under this Agreement.

7.6 Third Party Consents. As soon as practicable following the date hereof, each Buyer and the Seller shall each use its respective commercially reasonable best efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries’ respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

ARTICLE VIII

CONDITIONS TO THE SALE

8.1 Conditions to Obligations of Each Party to Effect the Sale. The respective obligations of each party to this Agreement to effect the Sale shall be subject to the satisfaction or fulfillment, at or prior to the Closing Date, of the following conditions:

(a) Stockholder Approval. This Agreement shall have been duly approved and adopted, and the Sale shall have been duly approved, by the requisite vote under Nevada Law, by the stockholders of Seller.

(b) Pricing Analysis. Seller shall have obtained a Broker Opinion of Value through Pricing Analysis from an independent firm.

(c) Information Statement Cleared. Seller shall have cleared all comments from the SEC with respect to the Information Statement, the Information Statement shall have been mailed by Seller to its stockholders, and in accordance with the Exchange Act, twenty (20) days shall have elapsed since such mailing date. All Other Filings shall have been approved or declared effective and no stop order shall have been issued and no proceeding shall have been initiated to revoke any such approval or effectiveness.

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(d) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Sale illegal or otherwise prohibiting consummation of the Sale.

8.2 Additional Conditions to Obligations of Seller. The obligation of Seller to consummate and effect the Sale shall be subject to the satisfaction or fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived, in writing, exclusively by Seller:

(a) Representations and Warranties. Each representation and warranty of Buyer contained in this Agreement (i) shall have been true and correct in all material respects as of the date of this Agreement and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall have been true and correct in all material respects as of such particular date; provided, however, that in all cases where a representation or warranty contains a materiality or Material Adverse Effect qualifier, such representation or warranty shall be true and correct in all respects as of the dates set forth above. Seller shall have received a certificate with respect to the foregoing signed on behalf of each Buyer by duly authorized officer thereof.

(b) Agreements and Covenants. Each Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Seller shall have received a certificate to such effect signed on behalf of the Buyers by a duly authorized officer thereof.

(c) Material Adverse Effect. No Material Adverse Effect with respect to the Buyers shall have occurred since the date of this Agreement.

8.3 Additional Conditions to the Obligations of Buyer. The obligations of Buyer to consummate and effect the Sale shall be subject to the satisfaction or fulfillment, at or prior to the Closing Date, of each of the following conditions, any of which may be waived, in writing, exclusively by Buyer:

(a) Representations and Warranties. Each representation and warranty of Seller contained in this Agreement (i) shall have been true and correct in all material respects as of the date of this Agreement and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, except for those representations and warranties which address matters only as of a particular date, which representations and warranties shall have been true and correct in all material respects as of such particular date; provided, however, that in all cases where a representation or warranty contains a materiality or Material Adverse Effect qualifier, such representation or warranty shall be true and correct in all respects as of the dates set forth above. Buyer shall have received a certificate with respect to the foregoing signed on behalf of Seller by a duly authorized officer thereof.

(b) Agreements and Covenants. Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Buyer shall have received a certificate to such effect signed on behalf of Seller by a duly authorized officer thereof.

(c) Material Adverse Effect. No Material Adverse Effect with respect to Seller and its subsidiaries shall have occurred since the date of this Agreement.

(d) Unconditional Releases. Upon the Closing Date and after Buyer delivers its shares for cancellation, the Seller shall execute and deliver to each Buyer a full and unconditional release in the form of Exhibit 8.2(d) hereto.

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(e) Termination Agreement. The Seller and Wais Asefi shall have entered into the Termination Agreement.

(f) Voting Agreement. Each officer and director of Seller and each Buyer shall have entered into a voting agreement, pursuant to which they shall agree to vote in favor of the transactions contemplated by this Agreement and the Termination Agreement.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after the requisite approval of the stockholders of Seller has been obtained in respect of this Agreement and the Sale:

(a) by mutual written consent of the Buyers and the Seller, duly authorized by the Board of Directors of the Seller;

(b) by either the Buyers or Seller if the Sale shall not have been consummated by the date that is two (2) months following the date of this Agreement for any reason; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Sale to occur on or before such date, and such action or failure to act constitutes a breach of this Agreement;

(c) by either the Buyers or Seller if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Sale, which order, decree, ruling or other action is final and nonappealable;

(d) by either the Buyers or Seller if the requisite approval of the stockholders of Seller contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the requisite vote at a meeting of the stockholders of Seller, duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 9.1(d) shall not be available to Seller in the event that the failure to obtain the requisite approval of the stockholders of Seller shall have been caused by the action or failure to act of Seller, and such action or failure to act constitutes a breach of Section 8.1 of this Agreement;

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(e) by Seller, upon a breach of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement, or if any representation or warranty of Buyer shall have become untrue, in either case such that the conditions set forth in Section 8.2(a) or Section 8.2(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Buyer’s representations and warranties or breach by Buyer is curable by Buyer through the exercise of its commercially reasonable efforts, then Seller may not terminate this Agreement under this Section 9.1(e) for fifteen (15) calendar days following the delivery of written notice from Seller to Buyer of such breach, provided Buyer continues to exercise commercially reasonable efforts to cure such breach (it being understood that Seller may not terminate this Agreement pursuant to this Section 9.1(e) if such breach by Buyer is cured during such thirty (30) calendar day period);

(f) by Buyer, upon a breach of any representation, warranty, covenant or agreement on the part of Seller set forth in this Agreement, or if any representation or warranty of Seller shall have become untrue, in either case such that the conditions set forth in Section 8.3(a) or Section 8.3(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue; provided, however, that if such inaccuracy in Seller’s representations and warranties or breach by Seller is curable by Seller through the exercise of its commercially reasonable efforts, then Buyer may not terminate this Agreement under this Section 9.1(f) for fifteen (15) calendar days following the delivery of written notice from Buyer to Seller of such breach, provided Seller continues to exercise commercially reasonable efforts to cure such breach (it being understood that Buyer may not terminate this Agreement pursuant to this Section 9.1(f) if such breach by Seller is cured during such thirty (30) calendar day period); or

(g) by Seller if a Material Adverse Effect with respect to the Buyer shall have occurred since the date of this Agreement; provided, however, that if such Material Adverse Effect with respect to the Buyer is curable by Buyer through the exercise of its commercially reasonable efforts, then Seller may not terminate this Agreement under this Section 9.1(h) for fifteen (15) calendar days following the occurrence of such Material Adverse Effect, provided Buyer continues to exercise commercially reasonable efforts to cure such Material Adverse Effect (it being understood that Seller may not terminate this Agreement pursuant to this Section 9.1(h) if such Material Adverse Effect is cured during such thirty (30) calendar day period.

9.2 Notice of Termination; Effect of Termination. Any termination of this Agreement pursuant to Section 9.1 hereof shall be effective immediately upon the delivery of written notice of the terminating party to the other party or parties hereto. In the event of the termination of this Agreement pursuant to Section 9.1 hereof, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 9.2, and as set forth in Section 9.3 and Article X (General Provisions) hereof, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party hereto from any liability for any willful breach of this Agreement.

9.3 Fees and Expenses. Except as otherwise provided in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Sale is consummated.

9.4 Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing, signed on behalf of each of the parties hereto by a duly authorized officer thereof.

9.5 Extension; Waiver. At any time prior to the Closing Date, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

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ARTICLE IX

INDEMNIFICATION

10.1 Indemnification.

(a) By Seller. Subject to the other terms and conditions of this Article X, Seller hereby agrees to indemnify and hold harmless each Buyer and its employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each a “Buyer Indemnified Party”) against any and all losses, liabilities, damages, and expenses whatsoever (which shall include, for all purposes of this Section 7.7, but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (“Claims”) as and when incurred arising out of, based upon, or in connection with (a) any breach of any representation, warranty, covenant, or agreement of Seller contained in this Agreement, (b) if the Closing takes place, any act or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby) which subjects any Buyer to damages related to the intentional act or intentional omission, (c) the products and operations of the Company, if any, prior to Closing, and (d) the existence of actual, contingent, or potential undisclosed liabilities of the Company and the subsidiaries thereof. The foregoing agreement to indemnify shall be in addition to any liability Seller may otherwise have, including liabilities arising under this Agreement.

(b) By Buyer. Subject to the other terms and conditions of this Article X, Buyer shall indemnify and hold harmless Seller and its officers, directors and stockholders (each an “Seller Indemnified Party”), from and against any and all Claims suffered by such Seller Indemnified Party resulting from or arising out of any: (i) inaccuracy in or breach of any of the representations or warranties made by Buyer in this Agreement; or (ii) breach or nonfulfillment of any covenants or agreements made by Buyer in this Agreement.

10.2 Indemnification Procedures for Third-Party Claims. In making a claim under this Article X, the party making a claim is referred to as the “Indemnified Party,” and the party against whom such claims are asserted is referred to as the “Indemnifying Party.”.

(a) Upon obtaining knowledge of any Claim by a third party that has given rise to, or is expected to give rise to, a claim for indemnification hereunder, the Indemnified Party shall give prompt written notice (“Notice of Claim”) of such claim or demand to the Indemnifying Party, specifying in reasonable detail such information as the Indemnified Party may have with respect to such indemnification claim (including copies of any summons, complaint or other pleading that may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). Subject to the limitations set forth in Section 10.2 hereof, no failure or delay by an Indemnified Party in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnifying Party to indemnify and hold the Indemnified Party harmless, except to the extent that such failure or delay shall have actually materially adversely affected the Indemnifying Party’s ability to defend against, settle or satisfy any Claims for which the Indemnified Party is entitled to indemnification hereunder.

(b) If the claim or demand set forth in the Notice of Claim given by an Indemnified Party pursuant to Section 10.2(a) hereof is a claim or demand asserted by a third party, the Indemnifying Party shall have fifteen (15) Business Days after the date on which the Notice of Claim is delivered to notify the Indemnified Party in writing of its election to defend such third party claim or demand on behalf of the Indemnified Party. If the Indemnifying Party elects to defend such third party claim or demand, the Indemnified Party shall make available to the Indemnifying Party and its agents and representatives all records and other materials that are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with, and assist the Indemnifying Party in the defense of, such third party claim or demand, and so long as the Indemnifying Party is defending such third party claim in good faith, the Indemnified Party shall not pay, settle or compromise such third party claim or demand. If the Indemnifying Party elects to defend such third party claim or demand the Indemnified Party shall have the right to participate in the defense of such third party claim or demand at the Indemnified Party’s expense. In the event, however, that such Indemnified Party reasonably determines that representation by counsel to the Indemnifying Party of both the Indemnifying Party and such Indemnified Party could reasonably be expected to present counsel with a conflict of interest, then the Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall be liable for the reasonable fees and expenses of such counsel. If the Indemnifying Party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the Indemnified Party shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnifying Party’s expense, to defend such third party claim or demand; provided, however, that: (i) such Indemnified Party shall not have any obligation to participate in the defense of or defend any such third party claim or demand; (ii) such Indemnified Party’s defense of or its participation in the defense of any such third party claim or demand shall not in any way diminish or lessen the obligations of the Indemnifying Party under the agreements of indemnification set forth in this Article X; and (iii) such Indemnified Party may not settle any claim without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

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(c) Except for third party claims being defended in good faith, the Indemnifying Party shall satisfy its obligations under this Article X in respect of a valid claim for indemnification hereunder that is not contested by the Indemnified Party in good faith by wire transfer of immediately available funds to the Indemnified Party within thirty (30) days after the date on which Notice of Claim is delivered to the Indemnified Party.

10.3 Indemnification Procedures for Non-Third Party Claims. In the event any Indemnified Party should have an indemnification claim against the Indemnifying Party under this Agreement that does not involve a claim by a third party, the Indemnified Party shall promptly deliver notice of such claim to the Indemnifying Party in writing and in reasonable detail and shall cooperate with, answers questions and make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the claim. The failure by any Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party, except to the extent that Indemnifying Party have been actually materially prejudiced by such failure. If the Indemnifying Party does not notify the Indemnified Party within fifteen (15) Business Days following its receipt of such notice that the Indemnifying Party dispute such claim, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under this Article X and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand, or in the case of any notice in which the amount of the claim is estimated, on such later date when the amount of such claim is finally determined. If the Indemnifying Party disputes its liability with respect to such Claim in a timely manner, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations, such dispute shall be submitted to a court of law.

10.4 Damages. Notwithstanding anything to the contrary in this Agreement, neither party shall be liable to the other for any consequential, indirect, exemplary or punitive damages.

10.5 Release from Claim. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Claim in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such indemnification.

ARTICLE XI

GENERAL PROVISIONS

11.1 Representations and Warranties. The representations and warranties of Seller and Buyer contained in this Agreement shall survive the Closing for a period of two (2) years.

11.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

(a) if to the Buyers, to:

WAIS ASEFI

1940 Contra Costa Blvd.

Pleasant Hill, CA 94523

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(b) if to Seller, to:

RESONATE BLENDS, INC.

Attn: Geoffrey Selzer, CEO

26565 Agoura Road, Suite 200

Calabasas, CA 91302

11.3 Interpretation; Knowledge.

(a) When a reference is made in this Agreement to exhibits, such reference shall be to an exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to sections, such reference shall be to a section of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

(b) For purposes of this Agreement the term “knowledge” means with respect to a party hereto, with respect to any matter in question, that any of the executive officers of such party has actual knowledge of such matter or knowledge that such individual could reasonably be expected to obtain upon reasonable investigation or inquiry into such matter.

(c) For purposes of this Agreement, the term “Material Adverse Effect” when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), prospects, capitalization, financial condition or results of operations of such entity and its subsidiaries taken as a whole. For purposes of this Agreement, the term “person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

11.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

11.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Seller Disclosure Letter and the Buyer Disclosure Letter (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (ii) are not intended to confer upon any other person any rights or remedies hereunder.

11.6 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

11.7 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

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11.8 Governing Law. This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the District Court of the State of Nevada in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, and, in connection with any such matter, to service of process by notice as otherwise provided herein, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the District Court of the State of Nevada. Any party may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11.2.

11.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

11.10 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.11 WAIVER OF JURY TRIAL. EACH OF BUYER AND SELLER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF BUYER OR SELLER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[ Remainder of Page Intentionally Left Blank ]

A-24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER

Resonate Blends, Inc.

By:	Geoffrey Selzer
Its:	CEO

BUYERS:

Wais Asefi

Nick Miniello

Juleon Asefi

Curt Byers

A-25

Annex A

Textmunication, Inc. Shares to Buyers

Shareholder	Number of Shares
Wais Asefi
Nick Miniello
Juleon Asefi
Curt Byers

A-26

Annex B

Pricing analysis of TransWorld Business Advisors

TRANSWORLD
Business Advisors
*Business Sales • Franchises • Mergers & Acquisitions*

# *Pricing Analysis*

## TEXTMUNICATION, INC.

MARCH 20, 2020

**Matt Manavi, MBA, CBB, CBI**
TRANSWORLD BUSINESS ADVISORS OF ORANGE
HTTP://WWW.TWORLD.COM/ORANGE

600 ANTON BLVD, STE 1100
COSTA MESA, CA 92626
714-923-1222
MMANAVI@TWORLD.COM

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Textmunication, Inc. Confidential Information

# Table of Contents

Disclaimer: ..... 2
**Executive Summary** ..... 3
Financial Summary ..... 5
**Pricing Analysis – Determining an Asking Price** ..... 6
**Reference Material** ..... 7
**Business Reference Guide (BRG)** ..... 8
**Current Comps** ..... 10
**Sold Comps** ..... 12
**Replacement Cost** ..... 14
**Explaining the Difference in Adjusted Net between P&L and TR 2018** ..... 15
**Recast P&L – 2018, 2019** ..... 16
**Recast Tax Returns – 2016 ~ 2018** ..... 17
**2020 Proforma** ..... 18

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## Disclaimer:

*This Report contains confidential and proprietary financial information about the business. It is to be used for the purpose of providing guidance to establish an asking price for the Company by means of providing a Broker Opinion of Value (BOV) through Pricing Analysis.*

*The information and materials in this Report have been provided by the Client. While the Client believes that such information is accurate, accuracy is not guaranteed, nor should the information be considered complete. Statements contained in the presentation which cover matters of opinion, whether or not so identified, are that only, and are not representative of fact. No representations or warranties are herein expressed or implied. This Report is solely for the confidential use of the owner to whom it has been given.*

*Transworld Business Advisors and Transworld Business Advisors of Orange (collectively TBA) are not certified appraisers and this is not a certified business appraisal. This information is provided as a Broker's Opinion of Value based on available market data. TBA does not independently verify the information. In addition, TBA selectively chose certain transactions that were similar to the Business referred to in this Brokers Opinion Of Value. This data is presented for discussion and informational purposes only.*

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## Executive Summary

In this document, a range of asking prices is presented based on financial data that was provided by the business owner and market research performed on comparable businesses (comps) from an identical or similar type of industry.

Most sales prices are calculated based on a median of the relevant multiples in an industry. For example, in researching comps for sold businesses, a list of sold businesses with the sales price, revenue, and an adjusted net profit (called Seller Discretionary Earning – SDE) are found. Then two normalized key indicators – the ratio of the sales price to SDE and the ratio of the sales price to revenue – are calculated. These are the two most important barometers in calculating a broker's opinion of value (or a most probable selling price). The ratio of sold price to SDE is also known as the "multiple" typically used by many buyers as a "rule of thumb".

In calculating a broker opinion of value, the professionals consider both revenue and SDE as they both are very important measures to ascertain the financial strength of a business. In our analysis, we gave a weighting factor of 35% to revenue and 65% to SDE.

SDE was calculated using the adjustments that the owners provided as reflected in the recast P&L and Tax Returns. Financial data from the tax returns for the years 2016 - 2018 (supplied by the owner) and 2018 - 2019 P&L (supplied by the owner) were used to calculate a weighted average SDE for the business. A weighted average of gross revenue was calculated similarly.

A higher weight was assigned to the 2019 P&L financials than its prior years. Similarly, a higher weight was assigned to the 2018 tax return financials than its prior years.

The BRG, is a compilation of over 15 years of collected data from all industries. Its author suggests certain multiples for specific industries. The BRG data is considered a "rule of thumb". Note that the average of the low and the high is at $686,000.

Given that Textmunication, Inc. showed a negative cash flow for the years considered, it became challenging to calculate an opinion of value using the conventional methods. Hence, we asked the owners to provide two new pieces of information to assist in forming an opinion of value for the business. One was creating 2020 proforma in a way that the company would show a positive cash flow moving forward through reorganizations and cutting unnecessary expenses. And the other was to provide all expenses relative to developing the company's IP. The total cost of developing the IP is used as a replacement cost in providing an alternative means in computing an opinion of value. Details of the analyses are shown in the Reference Material section of this document.

In the Pricing Analysis Table on page 6, we show a range of suggested prices for the business based on each method. The analysis shows a clear separation in the business valuation between using the current market multiples versus the sold companies' multiples.

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Textmunication, Inc.

Confidential Information

# Financial Summary

Data Compiled on2/13/2020

**Financial Summary with Seller Discretionary Earnings (SDE) Adjustment (based on P&L)**

| | 2020 Proforma | 2019 | 2018 | 2017 |
|---|---|---|---|---|
| Total Sales | 882,563 | 1,050,160 | 1,066,408 | - |
| Total Cost of Sales | (224,570) | (392,674) | (314,639) | - |
| Gross Profit | 657,993 | 657,487 | 751,769 | - |
| Total Selling & Admin Costs (w/ add backs) | (590,087) | (935,043) | (862,285) | - |
| Discretionary Earnings / Adjusted Cash Flow | 67,906 | (277,556) | (110,516) | - |
| Adjusted EBITDA | - | - | - | - |
| Market Weighting | 0% | 60% | 40% | 0% |
| Market Weighted SDE (over pasr 4 years) | | | | (210,740) |
| Market Weighted Gross Revenue (over past 4 years) | | | | 1,056,659 |

Data Compiled on 2/13/2020

**Financial Summary with Seller Discretionary Earnings (SDE) Adjustment (based on Tax Return)**

| | 2019 | 2018 | 2017 | 2016 |
|---|---|---|---|---|
| Total Sales | - | 1,066,408 | 945,465 | 472,130 |
| Total Cost of Sales | - | (314,638) | (302,486) | (116,946) |
| Gross Profit | - | 751,770 | 642,979 | 355,184 |
| Total Selling & Admin Costs (w/ add backs) | - | (643,811) | (1,265,274) | (1,156,193) |
| Discretionary Earnings / Adjusted Cash Flow | - | 107,959 | (622,295) | (801,009) |
| Adjusted EBITDA | - | - | - | - |
| Market Weighting | 0% | 45% | 35% | 20% |
| Market Weighted SDE (over pasr 4 years) | | | | (329,424) |
| Market Weighted Gross Revenue (over past 4 years) | | | | 905,222 |

**Financial Summary Discussion w/ the Seller(s)**

| | P&L | Tax Return |
|---|---|---|
| Weighting Factor = | 50% | 50% |
| Gross Revenue / yr (4 years W.A.) = | $1,056,659 | $905,222 |
| Total Expenses (w/ add backs) = | $544,480 | $692,953 |
| Avg Adjusted Net Profit (SDE) = | ($210,740) | ($329,424) |
| Avg EBITDA = | $0 | $0 |
| **Weighted Avg Gross Revenue (65/35) =** | **$980,941** | |
| **Weighted Avg Adjusted Net (65/35) =** | **($270,082)** | |
| **Weighted Avg EBITDA (65/35) =** | **$0** | |
| FF&E = | $0 | |
| Inventory = | $0 | |

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# Pricing Analysis – Determining an Asking Price

**Historical Price Analysis**

| | | | Pricing Analysis | Inventory | FF&E | Suggested Asking Price |
|---|---|---|---|---|---|---|
| ***Business Resources Guide "Rules of Thumb" Pricing Multiples*** | Range | | | | | |
| Price/Revenue - Low | 1.00 | | 980,941 | $0 | $0 | |
| Price/DE - Low | 4.0 | | 0 | | | |
| Suggested Asking Price (weighted averaging of Revenue (35%) & DE (65%)) | | | 343,000 | BRG | | 686,500 |
| Price/EBITDA - Low | 4.5 | | 0 | BRG - EBITDA | | - |
| Price/Revenue - High | | 3.00 | 2,942,822 | | | |
| Price/DE - High | | 7.5 | 0 | | | |
| Suggested Asking Price (weighted averaging of Revenue (35%) & DE (65%)) | | | 1,030,000 | | | |
| Price/EBITDA - High | | 7.0 | 0 | | | |
| ***BizBuySell Valuation Report based on For Sale Businesses*** | Median | Mean | | | | |
| Price/Revenue - | 1.9 | | | | | |
| Price/DE - | 2.4 | | | | | |
| Suggest Asking Price (based on 3 yrs TR weighted averaging data) | | | 602,000 | Current Comps | | 653,000 |
| Suggest Asking Price (based on 2018 and 2019 P&L data) | | | 703,000 | | | |
| **Using 2020 Proforma values** | | | | | | |
| Price/Revenue - using Sold Comps multiples | 1.9 | | | | | |
| Price/DE - using Sold Comps multiples | 2.4 | | | | | |
| Suggest Asking Price (based on 2020 Proforma) | | | 691,000 | 2020 Proforma | | 691,000 |
| ***BizComps Valuation Report based on Businesses Sold*** | Median | Mean | | | | |
| Price/Revenue - | 0.79 | | | | | |
| Price/DE - | 2.6 | | | | | |
| Suggest Asking Price (based on 3 yrs TR weighted averaging data) | | | 252,000 | Sold Comps | | 273,000 |
| Suggest Asking Price (based on 2018 and 2019 P&L data) | | | 294,000 | | | |
| **Using 2020 Proforma values** | | | | | | |
| Price/Revenue - using Sold Comps multiples | 0.79 | | | | | |
| Price/DE - using Sold Comps multiples | 2.6 | | | | | |
| Suggest Asking Price (based on 2020 Proforma) | | | 358,000 | Proforma | | 358,000 |
| Replacement Cost | | | | | | |
| Including Development & Validation of the IP | | | | | | |
| Suggest Asking Price | | | 252,000 | Replacement Cost | | 252,000 |
| Average of "Current" versus "Sold" Prices | | | 374,000 | Average (Current & Sold) | | 374,000 |

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# Reference Material

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Confidential Information

# Business Reference Guide (BRG)

Matt Manavi, MBA, CBB CBI

TRANSWORLD BUSINESS ADVISORS OF ORANGE
600 Anton Boulevard, Suite 1100, Costa Mesa, CA
714-923-1222
mmanavi@tworld.com

## Software Companies

**NAICS**
**511210**

### INDUSTRY DESCRIPTION

This industry comprises establishments primarily engaged in computer software publishing or publishing and reproduction. Establishments in this industry carry out operations necessary for producing and distributing computer software, such as designing, providing documentation, assisting in installation, and providing support services to software purchasers. These establishments may design, develop, and publish, or publish only.

### RULES OF THUMB

**REVENUE (TRAILING 12 MONTHS) PLUS INVENTORY**

1-3 x

**EBITDA**

4.5-7 x

**EBIT**

4.5-7 x

**SDE**

4-7.5 x

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BRG author's additional comments about pricing to help you in your future effort to add value to your company.

## PRICING TIPS

Trends of increased revenue and recurring revenue

Enterprise value is a factor of:

1. Recurring maintenance revenue (stable and adds more value)

2. Recurring subscription revenue (increasing and adds more value)

3. Legacy system license revenue (lessening and adds less value)

4. Percentage of products engineered/re-engineered for SaaS

5. Industry (stable)

6. Client type (B2B, B2C, combo-value higher for B2B due to stickiness of base)

7. Foundation (i.e., size of base and ability to influence demand of product type)

8. Competitive inhibitors (can influence value dramatically, mostly to the negative)

9. Organization (particularly engineering base-higher value for core engineering component and reasonable access to professionals, offshore use)

10 . Architecture (engineering platform-more generally accepted/current technology gets better value)

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Confidential Information

# Current Comps

TRANSWORLD Business Advisors
Business Sales • Franchises • Mergers & Acquisitions

| | |
|---|---|
| **Source:** | BizBuySell Listing Site |
| **Business Category** | Sodtware companies |
| **Region:** | All US |
| **Search Criteria:** | |
| **As of:** | |

| | |
|---|---|
| **Number of Businesses:** | 11 |
| **Average Asking Price** | |
| **Median multiplier based on Gross Revenue** | 1.9 |
| **Median multiplier based on DE** | 2.4 |

## Suggested Pricing for Textmunication, Inc.

| | 3 yrs TR Gross Rev | 3 yrs TR DE | 2019/18 P&L Gross Rev | 2019/18 DE |
|---|---|---|---|---|
| | $905,222 | -$329,424 | $1,056,659 | -$210,740 |
| Assign weight | 35% | 65% | 35% | 65% |
| | | | | |
| **Asset Value (w/ multiple):** | **$1,719,922** | **$0** | **$2,007,652** | **$0** |
| **Suggested Asking Price:** | **$601,973** | | **$702,678** | |

**Calculation of a valuation based on 2020 proforma:**

| | Proforma Revenue | Proforma Adjusted Net |
|---|---|---|
| | $882,563 | $67,906 |
| Assign weight | 35% | 65% |
| | | |
| **Asset Value (w/ multiple):** | **$1,676,870** | **$160,258** |
| **Suggested Asking Price:** | **$691,072** | |

Note: Transworld Business Advisors and Transworld Business Advisors of Orange (collectively TBA) are not certified appraisers and this is not a certified business appraisal. This information is provided as a Broker's Opinion of Value based on available market data. TBA does not independently verify the information. In addition, TBA selectively chose certain transactions that were similar to the Business referred to in this Brokers Opinion Of Value. This data is presented for discussion and informational purposes only.

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Hold CTRL key to multi-select

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## Suggested Asking Price Analysis

| By Average Sale and Asking Price | By Gross Revenue | By Cash Flow |
|---|---|---|
| **$2,972,000** | **$1,425,000** | **$354,000** |
| (Average of ALL Sale and Asking Price) | (Your Gross Revenue x Median Multiplier) | (Your Cash Flow x Median Multiplier) |
| Average Asking Price $2,972,000 | Average Gross Revenue $726,571 | Average Cash Flow $512,854 |
| | Median Multiplier 1.90 | Median Multiplier 2.36 |
| | Gross Revenue 750000 Go | Cash Flow 150000 Go |

## 11 businesses used in Price Analysis

To exclude any of these businesses from the analysis, select the checkbox and click "REMOVE" button.

Page 1 of 1 Page

| REMOVE | Date ▼ | Status ▲ | Sale / Asking Price ▲ | Gross Revenue ▲ | Cash Flow ▲ |
|---|---|---|---|---|---|
| Positive Cash Flow, Ready for Growth<br>Kennett Square, PA | 02/26/20 | For Sale | $25,000 | $4,941 | $1,630 |
| Scale Your Own AAA With This Motor Club ...<br>Colorado Springs, CO | 02/24/20 | For Sale | $0 | $120,211 | $98,944 |
| Unique Software Business, Niche Apps Dev...<br>Delray Beach, FL | 02/11/20 | For Sale | $429,000 | $265,187 | $181,489 |
| Video Communication SaaS Platform, High ...<br>Confidential, CA | 01/18/20 | For Sale | $0 | $0 | $1,000 |
| Rapidly Expanding Mobile Loyalty Licensi...<br>Confidential, WI | 01/07/20 | For Sale | $350,000 | $300,000 | $200,000 |
| Donation Software Business<br>Confidential, GA | 11/20/19 | For Sale | $2,700,000 | $639,830 | $336,558 |
| Mobile App Developer<br>Confidential, WA | 09/13/19 | For Sale | $295,000 | $383,000 | $147,099 |
| High Growth/Profit SaaS Biz<br>New York, NY | 08/07/19 | For Sale | $16,750,000 | $2,800,000 | $2,300,000 |
| iOS and Android Mobile App Design and De...<br>Confidential, NV | 06/05/19 | For Sale | $299,000 | $383,000 | $193,385 |

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Confidential Information

# Sold Comps

TRANSWORLD Business Advisors
Business Sales • Franchises • Mergers & Acquisitions

**Source:** BizComps
**Business Category** Software companies
**Region:** All US
**Search Criteria:** Selected revenue, SDE, and multiples

## TR 2016-18 weighted avg

| | Price / Revenue | Price / SDE |
|---|---|---|
| Mean | 0.94 | 2.63 |
| *Median* | 0.79 | 2.56 |
| Harmonic Mean | 0.68 | 2.28 |
| Coefficient of Variation | 0.59 | 0.48 |
| Select Multiple | Median | Median |
| Base (Revenue or SDE) | 905,222 | (329,424) |
| Selected Multiple | 0.79 | 2.56 |
| Asset Value | 718,868 | (842,422) |
| Assign Weight | 35% | 65% |
| **Weighted Asset Value** | 251,604 | 0 |
| **Suggested Asking Price:** | 251,604 | |

## 2019 & 2018 P&L

| | Price / Revenue | Price / SDE |
|---|---|---|
| Mean | 0.94 | 2.63 |
| *Median* | 0.79 | 2.56 |
| Harmonic Mean | 0.68 | 2.28 |
| Coefficient of Variation | 0.59 | 0.48 |
| Select Multiple | Median | Median |
| Base (Revenue or SDE) | 1,056,659 | (210,740) |
| Selected Multiple | 0.79 | 2.56 |
| Asset Value | 839,129 | (538,917) |
| Assign Weight | 35% | 65% |
| **Weighted Asset Value** | 293,695 | 0 |
| **Suggested Asking Price:** | | 293,695 |

## 2020 Proforma

| | Price / Revenue | Price / SDE |
|---|---|---|
| Mean | 0.94 | 2.63 |
| *Median* | 0.79 | 2.56 |
| Harmonic Mean | 0.68 | 2.28 |
| Coefficient of Variation | 0.59 | 0.48 |
| Select Multiple | Median | Median |
| Base (Revenue or SDE) | 882,563 | 67,906 |
| Selected Multiple | 0.79 | 2.56 |
| Asset Value | 700,873 | 173,653 |
| Assign Weight | 35% | 65% |
| **Weighted Asset Value** | 245,306 | 112,874 |
| **Suggested Asking Price:** | | 358,180 |

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Textmunication, Inc. Confidential Information

| Transactions Selected | | | | | |
|---|---|---|---|---|---|
| | **Revenue** | **SDE** | **Price** | **Price / Revenue** | **Price / SDE** |
| *Low* | *$102* | *$39* | $99 | 0.29 | 1.34 |
| *High* | *$4,725* | *$1,158* | $2,669 | 2.17 | 7.86 |
| Mean | $1,128 | $304 | $776 | 0.94 | 2.63 |
| ***Median*** | ***$619*** | ***$287*** | **$650** | **0.79** | **2.56** |
| Harmonic Mean | $433 | $157 | $358 | 0.68 | 2.28 |
| Standard Deviation | $1,282 | $248 | $632 | 0.55 | 1.27 |
| Coefficient of Variation | 1.14 | 0.82 | 0.81 | 0.59 | 0.48 |
| Count | 26 | 26 | 26 | 26 | 26 |

| All Transactions | | | | | |
|---|---|---|---|---|---|
| | **Revenue** | **SDE** | **Price** | **Price / Revenue** | **Price / SDE** |
| *Low* | *$42* | *$23* | $29 | 0.29 | 0.02 |
| *High* | *$6,100* | *$78,900* | $6,725 | 3.25 | 11.32 |
| Mean | $1,348 | $2,575 | $1,162 | 1.05 | 3.14 |
| ***Median*** | *$798* | *$287* | $710 | 0.84 | 2.58 |
| Harmonic Mean | $330 | $119 | $252 | 0.73 | 0.64 |
| Standard Deviation | $1,586 | $13,092 | $1,468 | 0.68 | 2.42 |
| Coefficient of Variation | 1.18 | 5.08 | 1.26 | 0.65 | 0.77 |
| Count | 36 | 36 | 36 | 36 | 36 |

13

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Textmunication, Inc. Confidential Information

## Replacement Cost

**<u>Cost of developing and commercializing the new platforms: SMS, RCS, and API / basic Ai functionality</u>**
data provided by the seller

**Offshore development team**

| | | |
|---|---|---|
| monthly charge | $ 9,000 | |
| duration | 20 | months |
| Total | $ 180,000 | |

**In-house validation of the software**

| | | |
|---|---|---|
| monthly expense | $ 12,000 | |
| duration | 6 | months |
| Total | $ 72,000 | |

**Total Replacement Cost: $ 252,000**

14

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Textmunication, Inc. Confidential Information

# Explaining the Difference in Adjusted Net between P&L and TR 2018

| 2018 | | | |
|---|---|---|---|
| **P&L** | | **TR** | |
| **Total Revenue** | **1,066,408** | **Total Revenue** | **1,066,408** |
| Other Income (interest, sale of assets) | - | Other Income (interest, sale of assets) | - |
| Cost of Goods | 314,639 | Cost of Goods | 314,638 |
| Cost of Labor | - | Cost of Labor | - |
| Other Costs () | - | Other Costs () | - |
| **COGS** | **314,639** | **COGS** | **314,638** |
| Gross Profit | 751,769 | Gross Profit | 751,770 |
| Gross Profit % | 70% | Gross Profit % | 70% |
| **Expenses** | | **Expenses** | |
| **Total Expense** | **862,285** | **Total Expense** | **643,811** |
| **Adjsuted Net Ordinary Income (DE)** | **(110,516)** | **Adjsuted Net Ordinary Income (DE)** | **107,959** |

**Difference between 2018 P&L and TR SDE** **(218,475)**

**Noting major differences between the two reports:**

| | P&L | TR |
|---|---|---|
| Total Compensation (excluding commission) | 452,350 | 332,350 |
| Other expenses (Software Costs) | 85,092 | - |
| Tax - Payroll | 5,127 | - |
| Total | 542,569 | 332,350 |

**Difference between P&L and TR components** **210,219**

(excluded other minor differences that might account for the balance)

15

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Textmunication, Inc. Confidential Information

# Recast P&L – 2018, 2019

TRANSWORLD Business Advisors
Business Sales • Franchises • Mergers & Acquisitions

**Textmunication, Inc.**
**Discretionary Earnings (DE) based on P&L**

Twelve Months Ending Dec 31,

| | 2019 | | | 2018 | | |
|---|---|---|---|---|---|---|
| | Reported | Adjustments | SDE | Reported | Adjustments | SDE |
| **Total Revenue** | **1,050,160** | - | **1,050,160** | **1,066,408** | - | **1,066,408** |
| Other Income (interest, sale of assets) | (9,595) | 9,595 | - | 373,056 | (373,056) | - |
| Cost of Goods | 392,674 | | 392,674 | 314,639 | | 314,639 |
| Cost of Labor | | | - | | | - |
| Other Costs () | | - | - | | - | - |
| **COGS** | **392,674** | | **392,674** | **314,639** | | **314,639** |
| Gross Profit | 647,892 | | 657,487 | 1,124,825 | | 751,769 |
| Gross Profit % | 62% | | 63% | 105% | | 70% |
| **Expenses** | | | | | | |
| **Operating Expenses** | | | | | | |
| Equipment Rental (Lease) / Purchase / Tools | | | - | | - | - |
| Delivery & Freight | | | - | | - | - |
| Contract Labor + Consulting Fee | 157,326 | | 157,326 | 98,650 | - | 98,650 |
| Salaries (agents + admin) | 53,532 | | 53,532 | 28,426 | - | 28,426 |
| Supplies (materials / parts) | | | - | | - | - |
| Repairs & Maintenance (building) | 4,185 | | 4,185 | 3,069 | | 3,069 |
| Utilities | - | | - | - | - | - |
| **Operating Expenses** | **215,043** | - | **215,043** | **130,144** | - | **130,144** |
| **Selling Expense** | | | | | | |
| Auto expenses | | | - | | | - |
| Advertising / Marketing / Promotion | 21,831 | | 21,831 | 13,873 | | 13,873 |
| Bad Debts | | | - | | | - |
| Entertainment / Meals | 24,972 | | 24,972 | 26,725 | | 26,725 |
| Interest | 10,870 | | 10,870 | 8,963 | (8,963) | - |
| Travel & Mileage | 13,986 | | 13,986 | 15,028 | | 15,028 |
| **Selling Expenses** | **71,660** | - | **71,660** | **64,589** | **(8,963)** | **55,626** |
| **Administrative Expenses** | | | | | | |
| Bank Service Charges | 8,280 | - | 8,280 | 5,929 | - | 5,929 |
| Communications (phone / Internet / security) | 29,143 | | 29,143 | 26,889 | | 26,889 |
| Amortization | | - | - | | - | - |
| Depreciation | | - | - | 42,534 | (42,534) | - |
| Dues & Subscriptions | 2,909 | - | 2,909 | 6,729 | - | 6,729 |
| Donations / Contributions | 500 | - | 500 | 20 | - | 20 |
| Employee Benefits () | 8 | - | 8 | 5 | - | 5 |
| Insurance - Group Health | | | - | | | - |
| Insurance -(General Liability) | 16,410 | - | 16,410 | 2,871 | - | 2,871 |
| Insurance - W/C | | - | - | | - | - |
| Insurance - Auto | | - | - | | - | - |
| Janitorial / Trash Collection | | - | - | | - | - |
| Leasehold improvements / maintanance | | - | - | | - | - |
| Legal & Accounting (+ Notary) | 205,457 | (139,127) | 66,330 | 256,370 | (190,040) | 66,330 |
| Licenses & Permits | 6,807 | - | 6,807 | 9,908 | - | 9,908 |
| Officer Salaries | 395,910 | - | 395,910 | 155,000 | - | 155,000 |
| Office Supplies | 8,195 | - | 8,195 | 15,205 | - | 15,205 |
| Other expenses (Non Cash management Fee) | 2,521,626 | (2,521,626) | - | | - | - |
| Other expenses (Sales Commissions) | 82,236 | - | 82,236 | 64,053 | - | 64,053 |
| Other expenses (Management Fees) | | - | - | 198,700 | - | 198,700 |
| Other expenses (Copyrights + Domain Names) | | - | - | | - | - |
| Other expenses (Design Expense) | | - | - | | - | - |
| Other expenses (Software Costs) | | - | - | 85,092 | - | 85,092 |
| Other expenses (Funding Fees) | 13,675 | (13,675) | - | | - | - |
| Other expenses (Printing & Production) | | - | - | | - | - |
| Other expenses (Misc.) | 801 | - | 801 | (544) | - | (544) |
| Other expenses (Filing Fees / SEC) | 13,368 | (13,368) | - | 13,020 | - | 13,020 |
| Other expenses (NP Settlement) | | - | | | - | |
| Postage | 92 | - | 92 | 124 | - | 124 |
| Rent | 22,050 | 6,000 | 28,050 | 20,294 | - | 20,294 |
| Tax - Property | | - | - | | - | - |
| Tax - Payroll | 2,668 | - | 2,668 | 5,127 | - | 5,127 |
| Tax - Federal | | - | - | | - | - |
| Tax - Franchise (CA) + City | | - | - | | - | - |
| **Administrative Expenses** | **3,330,136** | **(2,681,796)** | **648,340** | **907,325** | **(232,574)** | **674,751** |
| Expense Account | - | - | - | 1,764 | - | 1,764 |
| Expense Account | - | - | - | - | - | - |
| **Total Expense** | **3,616,838** | **(2,681,796)** | **935,043** | **1,103,822** | **(241,537)** | **862,285** |
| **Adjsuted Net Ordinary Income (DE)** | **(2,968,946)** | **2,681,796** | **(277,556)** | **21,003** | **241,537** | **(110,516)** |
| % Net Profit | -283% | | -26% | 2% | | -10% |

16

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Textmunication, Inc. Confidential Information

# Recast Tax Returns – 2016 ~ 2018

TRANSWORLD Business Advisors
Business Sales • Franchises • Mergers & Acquisitions

**Textmunication, Inc.**
**Discretionary Earnings (DE) based on Tax Return (1120)**

Twelve Months Ending Dec 31,

| | 2018 | | | 2017 | | | 2016 | | |
|---|---|---|---|---|---|---|---|---|---|
| | Reported | Adjustments | SDE | Reported | Adjustments | SDE | Reported | Adjustments | SDE |
| **Total Revenue** | **1,066,408** | | **1,066,408** | **943,674** | | **943,674** | **472,130** | - | **472,130** |
| Other Income (interest, sale of assets) | 305,556 | (305,556) | - | 1,791 | | 1,791 | 12,507 | (12,507) | - |
| Cost of Goods | 314,638 | | 314,638 | 302,486 | | 302,486 | 116,946 | | 116,946 |
| Cost of Labor | | | - | - | | - | - | | - |
| Other Costs () | | | - | - | | - | - | | - |
| **COGS** | **314,638** | | **314,638** | **302,486** | | **302,486** | **116,946** | | **116,946** |
| Gross Profit | 1,057,326 | | 751,770 | 642,979 | | 642,979 | 367,691 | | 355,184 |
| Gross Profit % | 99% | | 70% | 68% | | 68% | 78% | | 75% |
| **Expenses** | | | | | | | | | |
| **Operating Expenses** | | | | | | | | | |
| Equipment Rental / Purchase / Tools | | - | - | | - | - | | - | - |
| Delivery & Freight | | - | - | | - | - | | - | - |
| Contract Labor + Consulting Fee | 133,650 | - | 133,650 | 345,166 | - | 345,166 | 543,031 | | 543,031 |
| Salaries (agents + admin) | 28,426 | - | 28,426 | 6,816 | - | 6,816 | 10,128 | - | 10,128 |
| Supplies | | - | - | | - | - | | - | - |
| Repairs & Maintenance | 3,069 | - | 3,069 | 1,550 | - | 1,550 | 222 | - | 222 |
| Utilities | - | - | - | | - | - | 1,982 | - | 1,982 |
| **Operating Expenses** | **165,145** | **-** | **165,145** | **353,532** | **-** | **353,532** | **555,363** | **-** | **555,363** |
| **Selling Expense** | | | | | | | | | |
| Auto expenses | | | - | | | - | 1,386 | | 1,386 |
| Advertising / Marketing | 13,873 | | 13,873 | 26,389 | - | 26,389 | 54,150 | - | 54,150 |
| Bad Debts | | - | - | | - | - | | - | - |
| Entertainment / Meals | 13,362 | - | 13,362 | 8,927 | | 8,927 | 10,207 | | 10,207 |
| Interest | 8,963 | (8,963) | - | 107,515 | (107,515) | - | 153,344 | (153,344) | - |
| Travel & Mileage | 15,028 | | 15,028 | 7,942 | | 7,942 | 16,198 | | 16,198 |
| **Selling Expenses** | **51,226** | **(8,963)** | **42,263** | **150,773** | **(107,515)** | **43,258** | **235,285** | **(153,344)** | **81,941** |
| **Administrative Expenses** | | | | | | | | | |
| Bank Service Charges | 7,693 | - | 7,693 | 2,772 | - | 2,772 | 160 | - | 160 |
| Communications (phone / Internet / security) | 26,889 | - | 26,889 | 36,011 | | 36,011 | 37,423 | | 37,423 |
| Amortization | 126,370 | (126,370) | - | 189,805 | (189,805) | - | 596,802 | (596,802) | - |
| Depreciation | 520 | (520) | - | 651 | (651) | - | 1,031 | (1,031) | - |
| Dues & Subscriptions | 6,729 | - | 6,729 | 3,205 | - | 3,205 | 825 | - | 825 |
| Donations + Awards Given | | - | - | 1,088 | - | 1,088 | 143 | - | 143 |
| Employee Benefits () | | - | - | 2,261 | - | 2,261 | | - | - |
| Insurance - Health | | - | - | | - | - | | - | - |
| Insurance -(General Liability) | 2,871 | - | 2,871 | 988 | - | 988 | 385 | - | 385 |
| Insurance - W/C | | - | - | | - | - | | - | - |
| Insurance (buy/sell) | | - | - | | - | - | | - | - |
| Janitorial / Trash Collection | | - | - | | - | - | | - | - |
| Leasehold improvements / maintanance | | - | - | | - | - | | - | - |
| Legal & Accounting | 256,370 | (190,040) | 66,330 | 653,310 | - | 653,310 | 210,005 | - | 210,005 |
| Licenses & Permits | 15,035 | - | 15,035 | 7,926 | - | 7,926 | 8,629 | - | 8,629 |
| Officer Salaries (management Compensation) | 198,700 | - | 198,700 | | - | - | 81,846 | | 81,846 |
| Office Supplies | 14,577 | - | 14,577 | 14,075 | - | 14,075 | 13,538 | - | 13,538 |
| Other expenses (Merchant Account Fee) | | - | - | | - | - | 5,290 | - | 5,290 |
| Other expenses (Commissions) | 64,053 | - | 64,053 | 106,306 | - | 106,306 | 12,030 | - | 12,030 |
| Other expenses (Directors Fees) | | - | - | | - | - | 111,350 | - | 111,350 |
| Other expenses (Copyrights + Domain Names) | | - | - | | - | - | 706 | - | 706 |
| Other expenses (Design Expense) | | - | - | | - | - | 132 | - | 132 |
| Other expenses (Software Costs) | | - | - | | - | - | 1,127 | - | 1,127 |
| Other expenses (Payroll Service Fees) | | - | - | | - | - | 419 | - | 419 |
| Other expenses (Printing & Production) | | - | - | | - | - | 210 | - | 210 |
| Other expenses (Misc.) | 88 | - | 88 | | - | - | 2,302 | - | 2,302 |
| Other expenses (Filing Fees / SEC) | 13,020 | - | 13,020 | 17,480 | - | 17,480 | 8,230 | - | 8,230 |
| Other expenses (NP Settlement) | | | - | 37,561 | (37,561) | - | | | - |
| Postage | 124 | - | 124 | 154 | - | 154 | 167 | - | 167 |
| Rent | 20,294 | - | 20,294 | 22,908 | - | 22,908 | 23,972 | - | 23,972 |
| Tax - Property | | | - | | - | - | | - | - |
| Tax - Payroll | | - | - | | - | - | | - | - |
| Tax - Federal | | | - | | - | - | | - | - |
| Tax - Franchise (CA) + City | | | - | | - | - | | - | - |
| **Administrative Expenses** | **753,333** | **(316,930)** | **436,403** | **1,096,501** | **(228,017)** | **868,484** | **1,116,722** | **(597,833)** | **518,889** |
| Expense Account | - | - | - | - | - | - | - | - | - |
| Expense Account | - | - | - | - | - | - | - | - | - |
| **Total Expense** | **969,704** | **(325,893)** | **643,811** | **1,600,806** | **(335,532)** | **1,265,274** | **1,907,370** | **(751,177)** | **1,156,193** |
| **Adjsuted Net Ordinary Income (DE)** | **87,622** | **325,893** | **107,959** | **(957,827)** | **335,532** | **(622,295)** | **(1,539,679)** | **751,177** | **(801,009)** |
| % Net Profit | 8% | | 10% | -101% | | -66% | -326% | | -170% |

17

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Textmunication, Inc. Confidential Information

# 2020 Proforma

| Input Assumptions Into Section Below Income Stmt | Jan-20 | Feb-20 | Mar-20 | Apr-20 | May-20 | Jun-20 | Jul-20 | Aug-20 | Sep-20 | Oct-20 | Nov-20 | Dec-20 | TOTAL |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Ordinary Income/Expense | | | | | | | | | | | | | |
| Income | | | | | | | | | | | | | |
| Sales | | | | | | | | | | | | | |
| Restaurants, Retail, Salons | 7,800.00 | 8,034.00 | 8,034.00 | 6,427.20 | 6,427.20 | 6,427.20 | 6,427.20 | 6,427.20 | 7,069.92 | 7,776.91 | 8,554.60 | 9,410.06 | 88,815.50 |
| Marketing Partners (e.g. Muscle up) | 500.00 | 515.00 | 530.45 | 546.36 | 562.75 | 579.64 | 597.03 | 614.94 | 633.39 | 652.39 | 671.96 | 692.12 | 7,096.01 |
| Fitness Clubs | 63,000.00 | 63,000.00 | 63,000.00 | 59,000.00 | 57,000.00 | 56,000.00 | 55,000.00 | 55,000.00 | 60,500.00 | 64,500.00 | 67,900.00 | 70,000.00 | 733,900.00 |
| API (e.g. paramount) | 1,800.00 | 1,890.00 | 1,890.00 | 1,795.50 | 1,615.95 | 1,454.36 | 1,381.64 | 1,243.47 | 1,243.47 | 1,865.21 | 2,051.73 | 2,154.32 | 20,385.65 |
| White Label or Other | 2,200.00 | 2,310.00 | 2,310.00 | 3,400.00 | 3,060.00 | 2,907.00 | 2,616.30 | 2,354.67 | 2,356.33 | 2,591.96 | 2,980.76 | 3,278.83 | 32,365.85 |
| Consulting | | | | | | | | | | | | | 0.00 |
| Total Sales | 75,300.00 | 75,749.00 | 75,764.45 | 71,169.06 | 68,665.90 | 67,368.19 | 66,022.16 | 65,640.28 | 71,803.11 | 77,386.47 | 82,159.05 | 85,535.33 | 882,563.02 |
| Total Income | 75,300.00 | 75,749.00 | 75,764.45 | 71,169.06 | 68,665.90 | 67,368.19 | 66,022.16 | 65,640.28 | 71,803.11 | 77,386.47 | 82,159.05 | 85,535.33 | 882,563.02 |
| Cost of Goods Sold | | | | | | | | | | | | | |
| Media Purchased / Printing | 500.00 | 505.00 | 510.05 | 515.15 | 520.30 | 525.51 | 530.76 | 536.07 | 541.43 | 546.84 | 552.31 | 557.83 | 6,341.25 |
| Shipping Costs | 150.00 | 157.50 | 165.38 | 173.64 | 182.33 | 191.44 | 201.01 | 211.07 | 221.62 | 232.70 | 244.33 | 256.55 | 2,387.57 |
| SMS Messaging and Shortcode Fees | 15,500.00 | 15,500.00 | 15,500.00 | 15,500.00 | 15,500.00 | 15,500.00 | 15,500.00 | 15,500.00 | 18,600.00 | 18,600.00 | 20,460.00 | 22,506.00 | 204,166.00 |
| Subcontracted Services | | | | | | | | | | | | | |
| Graphics | 75.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 100.00 | 1,175.00 |
| Web Design | | 0.00 | 0.00 | 1,500.00 | | | | 1,500.00 | | | | 1,500.00 | 4,500.00 |
| Web Service | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 6,000.00 |
| Total Subcontracted Services | 575.00 | 600.00 | 600.00 | 2,100.00 | 600.00 | 600.00 | 600.00 | 2,100.00 | 600.00 | 600.00 | 600.00 | 2,100.00 | 11,675.00 |
| Total COGS | 16,725.00 | 16,762.50 | 16,775.43 | 18,288.79 | 16,802.63 | 16,816.95 | 16,831.77 | 18,347.13 | 19,963.05 | 19,979.54 | 21,856.65 | 25,420.39 | 224,569.82 |
| Gross Profit | 58,575.00 | 58,986.50 | 58,989.03 | 52,880.27 | 51,863.28 | 50,551.24 | 49,190.39 | 47,293.15 | 51,840.06 | 57,406.93 | 60,302.40 | 60,114.95 | 657,993.20 |
| Expense | | | | | | | | | | | | | |
| Accounting and Auditing Services | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 1,050.00 | 12,600.00 |
| Advertising | 2,500.00 | 2,500.00 | 2,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 1,000.00 | 16,000.00 |
| Automobile Expense | 1,000.00 | 1,000.00 | 1,000.00 | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | |
| Gasoline | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 250.00 | 3,000.00 |
| Parking Fees | | 25.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 25.00 |
| Automobile Expense - Other | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 6,000.00 |
| Total Expense | 1,750.00 | 1,775.00 | 1,750.00 | 750.00 | 750.00 | 750.00 | 750.00 | 750.00 | 750.00 | 750.00 | 750.00 | 750.00 | 12,025.00 |
| Bank Service Charges | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | 25.00 | |
| Credit Card % Fees | 2,259.00 | 2,272.47 | 2,272.93 | 2,135.07 | 2,059.98 | 2,021.05 | 1,980.66 | 1,969.21 | 2,154.09 | 2,321.59 | 2,464.77 | 2,566.06 | 26,476.89 |
| Bank Service Charges - Other | 0.00 | | | | | | | | | | | 0.00 | 0.00 |
| Total Bank Service Charges | 2,284.00 | 2,297.47 | 2,297.93 | 2,160.07 | 2,084.98 | 2,046.05 | 2,005.66 | 1,994.21 | 2,179.09 | 2,346.59 | 2,489.77 | 2,591.06 | 26,776.89 |
| Commissions | 6,789.58 | 6,989.78 | 6,890.99 | 6,978.90 | 6,856.99 | 6,736.82 | 6,602.22 | 6,564.03 | 6,678.32 | 6,746.77 | 6,746.22 | 6,888.90 | 81,467.81 |
| Consulting/Salaries | 22,000.00 | 22,000.00 | 22,000.00 | 22,000.00 | 22,000.00 | 20,000.00 | 20,000.00 | 20,000.00 | 20,000.00 | 20,000.00 | 20,000.00 | 20,000.00 | 250,000.00 |
| Contributions | 0.00 | 0.00 | | | | | | | | | | | 0.00 |
| Copyrights | 0.00 | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Filing Fees | | | | | | | | | | | | | 0.00 |
| Insurance Expense | | | | 2,000.00 | | | | | | | | | |
| Business Insurance | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 175.00 | 0.00 | 0.00 | 175.00 |
| Total Insurance Expense | 0.00 | 0.00 | 0.00 | 2,000.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 175.00 | 0.00 | 0.00 | 2,175.00 |
| Licenses and Permits | 375.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 800.00 | 1,175.00 |
| Meals and Entertainment | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 500.00 | 6,000.00 |
| Office Supplies | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 150.00 | 1,800.00 |
| Programming | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 9,000.00 | 108,000.00 |
| Rent Expense | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 1,755.89 | 21,070.68 |
| Legal Fee | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 1,500.00 | 18,000.00 |
| Taxes | | | | | | | | | | | | | |
| State | 0.00 | 0.00 | 0.00 | 800.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 800.00 |
| Total Taxes | 0.00 | 0.00 | 0.00 | 800.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 800.00 |
| Telephone Expense | | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | |
| Internet Service | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 232.67 | 2,792.04 |
| Mobile Phones | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 300.00 | 3,600.00 |
| Office Phones | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 345.00 | 4,140.00 |
| Telephone Expense - Other | 0.00 | 0.00 | 0.00 | 0.00 | 65.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 65.00 |
| Total Telephone Expense | 877.67 | 877.67 | 877.67 | 877.67 | 942.67 | 877.67 | 877.67 | 877.67 | 877.67 | 877.67 | 877.67 | 877.67 | 10,597.04 |
| Training | | | | | | 0.00 | 0.00 | 750.00 | 750.00 | 750.00 | 7,500.00 | 7,500.00 | 17,250.00 |
| Utilities | | | | | | | | | | | | | |
| Gas & Electric | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 2,100.00 |
| Total Utilities | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 175.00 | 2,100.00 |
| Web Hosting Costs | 150.00 | 150.00 | 150.00 | 200.00 | 200.00 | 200.00 | 200.00 | 200.00 | 200.00 | 200.00 | 200.00 | 200.00 | 2,250.00 |
| Total Expense | 50,857.44 | 50,720.81 | 50,097.48 | 50,897.53 | 47,965.53 | 45,741.42 | 45,566.44 | 46,266.80 | 46,565.97 | 46,975.92 | 53,693.55 | 54,738.52 | 590,087.42 |
| Net Ordinary Income | 7,717.56 | 8,265.69 | 8,891.54 | 1,982.74 | 3,897.75 | 4,809.82 | 3,623.95 | 1,026.35 | 5,274.09 | 10,431.01 | 6,608.85 | 5,376.43 | 67,905.77 |
| come | 7,717.56 | 8,265.69 | 8,891.54 | 1,982.74 | 3,897.75 | 4,809.82 | 3,623.95 | 1,026.35 | 5,274.09 | 10,431.01 | 6,608.85 | 5,376.43 | 67,905.77 |

18

B-19

Annex C

Amendment to Articles of Incorporation

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:

## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

## Officer's Statement (PURSUANT TO NRS 80.030)

**TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT**

| | |
|---|---|
| **1. Entity information:** | Name of entity as on file with the Nevada Secretary of State:<br>Resonate Blends, Inc.<br>Entity or Nevada Business Identification Number (NVID): NV20131637442 |
| **2. Restated or Amended and Restated Articles:** (Select one)<br>(If amending and restating only, complete section 1,2 3, 5 and 6) | ☐ Certificate to Accompany Restated Articles or Amended and Restated Articles<br>☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____<br>The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.<br>☐ Amended and Restated Articles<br>* Restated or Amended and Restated Articles must be included with this filing type. |
| **3. Type of Amendment Filing Being Completed:** (Select only one box)<br>(If amending, complete section 1, 3, 5 and 6.) | ☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)<br>The undersigned declare that they constitute at least two-thirds of the following:<br>(Check only one box) ☐ incorporators ☐ board of directors<br>The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued |
| | ☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)<br>The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ |
| | ☐ Officer's Statement (foreign qualified entities only) -<br>Name in home state, if using a modified name in Nevada: ____<br>Jurisdiction of formation: ____<br>Changes to takes the following effect:<br>☐ The entity name has been amended. ☐ Dissolution<br>☐ The purpose of the entity has been amended. ☐ Merger<br>☐ The authorized shares have been amended. ☐ Conversion<br>☐ Other: (specify changes) ____<br>* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. |

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

C-1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

# Profit Corporation:
## Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
## Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
## Officer's Statement (PURSUANT TO NRS 80.030)

| | |
|---|---|
| **4. Effective Date and Time:** (Optional) | Date: Time: <br> (must not be later than 90 days after the certificate is filed) |
| **5. Information Being Changed:** (Domestic corporations only) | Changes to takes the following effect: <br> ☐ The entity name has been amended. <br> ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) <br> ☐ The purpose of the entity has been amended. <br> ☒ The authorized shares have been amended. <br> ☐ The directors, managers or general partners have been amended. <br> ☐ IRS tax language has been added. <br> ☐ Articles have been added. <br> ☐ Articles have been deleted. <br> ☐ Other. <br> The articles have been amended as follows: (provide article numbers, if available) <br> See below <br> (attach additional page(s) if necessary) |
| **6. Signature:** (Required) | X ______________________ Signature of Officer or Authorized Signer — Title <br> X ______________________ Signature of Officer or Authorized Signer — Title <br> *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. |

**Please include any required or optional information in space below:**
(attach additional page(s) if necessary)

Article III, Section 1 be deleted in its entirety and the following inserted in lieu thereof:

SEE ATTACHED

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

C-2

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is two hundred and ten million (210,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is two hundred million (200,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is ten million (10,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.